         D O D G E & C O X                      D O D G E & C O X
         -----------------                      -----------------
            Stock Fund
                                                    Stock Fund
                                                 Established 1965

        Investment Manager
           Dodge & Cox
        One Sansome Street
            35th Floor
    San Francisco, California
            94104-4443
          (415) 981-1710

     For Fund literature and
  information, please visit the
       Funds' web site at:
       www.dodgeandcox.com

        or write or call:
        Dodge & Cox Funds
c/o Boston Financial Data Services
          P.O. Box 8422
      Boston, Massachusetts
            02266-8422
          (800) 621-3979

This report is submitted for the                Semi-Annual Report
   general information of the                      June 30, 2001
    shareholders of the Fund.
The report is not authorized for                        2001
  distribution to prospective
  investors in the Fund unless                     --------------
 it is accompanied by a current                    --------------
           prospectus.                             --------------



6/01 SF SAR Printed on recycled paper

To Our Shareholders
-----------------------------------------------------------------------

The Dodge & Cox Stock Fund posted a total return of +8.3% for the first six months of 2001, compared to a return of -6.7% for the Standard & Poor's 500 Index (S&P 500). For the year ended June 30, 2001, the Fund had a total return of +28.5%, compared to the -14.8% return of the S&P 500. Longer-term results appear below. The Fund had total assets of approximately $7.5 billion at quar-ter-end, and a cash position of 9%. The Fund paid income dividends of $0.41 per share during the quarter.

The Stock Fund continued its strong absolute and relative performance during the second quarter. The Fund's technology and media holdings (Xerox, up 60% and News Corp., up 21%) were large contributors to absolute performance. The Fund's performance relative to the S&P 500 was aided by good stock selection in the consumer products industry, as the Fund's holdings performed well com-pared to other stocks in this industry. Both an overweight position and stock selection in the consumer durables sector (e.g., Dana Corp., up 38% and Whirl-pool, up 26%) also contributed to the Fund's relative performance. While no one area significantly detracted from performance, weak returns from a few in-dividual holdings helped reinforce the benefit of building a diversified port-folio (e.g., Bausch & Lomb, down 20%, and Dillard's, down 30%). As always, we do not attach too much importance to short-term performance, be it positive or negative. We use a three-to-five year time horizon when we evaluate the Fund's investments, and we encourage you to do the same with your investment in the Dodge & Cox Stock Fund.

A Long-Term Perspective

We would like to welcome new Stock Fund investors and also thank the long-term holders of the Fund for their patience and confidence in our approach, particularly through the volatile markets of the past four years. The table below is an unorthodox view of comparative performance since the Stock Fund's inception in 1965. We have selected time periods that maximize the differences in the Fund's performance relative to the equity market, as measured by the S&P 500.

What becomes apparent is that our price-disciplined approach has at times been out of favor, most recently from October 1997 to December 1998. What also be-comes apparent is that the resulting underperformance can reverse in surpris-ingly short periods of time, as it has since last year.

An important point to be drawn from this history is the enormous difficulty of "timing the market," or of timing swings between investment styles, for that matter. We are convinced that attempting to time the market does not add value over time, and may well detract (more on that later). Also, we are pleased that our long-term investment horizon and "steadiness" through market volatility has added investment value for those of you who have been with us for many years. Of course, past performance is no guarantee of future results.

                                                     Annualized Returns (%)
                                                  -----------------------------
Period                                    Years   Stock Fund S&P 500 Difference
------                                   ------------------- ------- ----------
1/65-12/70                                  6        5.3%      4.8%     0.5%
1/71-6/73                                   2 1/2    4.2       8.3     -4.1
7/73-6/88                                  15       14.0      11.5      2.5
7/88-12/91                                  3 1/2   11.7      16.8     -5.1
1/92-12/94                                  3       11.3       6.3      5.0
1/95-9/97                                   2 3/4   31.6      33.0     -1.4
10/97-12/98                                 1 1/4    3.0      25.1    -22.1
1/99-6/01                                   2 1/2   18.1       1.1     17.0
                                          ------   -------   -------  -------
1/1/65-6/30/01                             36 1/2   12.47%    11.38%    1.09%
 ------------------------------------------------------------------------------
6/30/01 value of $1,000
 invested on 1/1/65                               $72,945   $51,125  $21,820


Looking back, each instance of the Fund's relative underperformance occurred during the emergence of a "two-tier market," when the valuation of one or sev-eral "high expectation" areas of the market greatly outpaced that of the over-all market. Such sharply divergent valuations occurred in the periods 1971 through mid-1973 (the "Nifty-Fifty"), mid-1988 through 1991 (consumer and drug stocks dominated), and fourth-quarter 1997 through 1998. As readers of our past letters know, we are usually skeptical that high expectations can con-tinue to be met over time. Highly profitable businesses eventually attract competition and investment capital, putting downward pressure on profitabili-ty. We believe that a significant portion of the Fund's past success is at-tributable to our unwillingness to invest in higher valuation/high expectation areas of the market, when they arise.

So why not simply change our approach during these periods and invest in high-valuation stocks when we see the emergence of a two-tier market? As mentioned earlier, we believe that trying to time the market (or swings between invest-ment styles) can be hazardous to one's investment health. Our job is not to forecast the direction of the latest market trend or how long it will last. In fact, we believe market forecasting is an impossible task to achieve success-fully over

1 / Dodge & Cox Stock Fund

--------------------------------------------------------------------------------

time. Our job is to build a diversified portfolio of stocks, which we believe to be undervalued relative to our assessment of their cash flow and profit po-tential over a three-to-five year time horizon. Our goal for the investment dollars you have entrusted to the Fund is to "buy" as much tangible value (in the form of the company's sales, cash flow, break-up asset value and earnings) as possible. More often than not we are able to do this by investing in compa-nies which we believe are being overlooked by other investors. For instance, in 1998 when other investors were investing heavily in high-valuation technology stocks, we had the opportunity to invest in many leading companies in other "old economy" industries at very reasonable valuations.

A Note of Caution

As can also be seen from the table above, recent returns of the Stock Fund's have been inversely correlated to the returns of the S&P 500. During the past year, this inverse correlation has been primarily due to the Fund's avoidance of the dramatic decline in high-valuation technology stocks. Looking forward, we are uncertain the Fund's inverse correlation with the S&P 500 will persist. As a broadly diversified portfolio, the Stock Fund can not be expected to per-form independently of the S&P 500 indefinitely, and in all likelihood, if the market were to decline from here, the Stock Fund would decline as well. It is our hope that the effects on the Fund from a possible decline in the broad mar-ket may be mitigated somewhat by the low valuations of the Fund's investments. The average price-to-earnings (P/E) multiple for the Fund's 80 holdings is 16, compared to a P/E of 23 for the S&P 500.

As always, we welcome your comments and questions, and we appreciate your con-fidence in our firm as a shareholder of the Dodge & Cox Stock Fund.

For the Board of Trustees,

/s/ Harry R. Hagey        /s/ John A. Gunn
------------------------  -----------------------
Harry R. Hagey, Chairman  John A. Gunn, President


July 31, 2001

Ten Years of Investment Performance
--------------------------------------------------------------------------------
through June 30, 2001 (in thousands)

                       [PERFORMANCE GRAPH APPEARS HERE]

                                   10 years          10 years
                                  Stock Fund         S&P 500
                                  ----------         --------
                  6/30/1991         $10,000           $10,000
                  6/30/1992         $11,044           $11,342
                  6/30/1993         $13,465           $12,834
                  6/30/1994         $14,611           $13,497
                  6/30/1995         $17,642           $16,472
                  6/30/1996         $21,695           $20,755
                  6/30/1997         $28,588           $27,952
                  6/30/1998         $33,702           $36,388
                  6/30/1999         $38,191           $43,335
                  6/30/2000         $38,541           $47,910
                  6/30/2001         $49,534           $40,804

Average annual total return for periods ended June 30, 2001


                                            1 Year  5 Years  10 Years  20 Years
--------------------------------------------------------------------------------
Dodge & Cox
 Stock Fund                                  28.50%   17.95%    17.35%    16.71%
S&P 500                                     -14.83    14.48     15.10     15.33
--------------------------------------------------------------------------------

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or in-terest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

                                                      Dodge & Cox Stock Fund / 2

Fund Information                                                  June 30, 2001
-------------------------------------------------------------------------------

General Information
-------------------------------------------------------------------------------
Net Asset Value Per Share                                               $102.40
Total Net Assets (millions)                                              $7,492
30-Day SEC Yield/1/                                                       1.81%
2000 Expense Ratio                                                        0.54%
2000 Portfolio Turnover                                                     32%
Fund Inception Date                                                        1965

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 23 years.

Stock Characteristics
-------------------------------------------------------------------------------
Number of Stocks                                                             80
Median Market Capitalization                                       $9.8 billion
Price-to-Earnings Ratio/2/                                                15.6x
Price-to-Book Value                                                        2.0x
Foreign Stocks/3/ (as
 percentage of Fund)                                                       6.0%

Ten Largest Holdings                                                 % of Fund
------------------------------------------------------------------------------
Bank One                                                                   2.6
Golden West Financial                                                      2.5
Dow Chemical                                                               2.5
Phillips Petroleum                                                         2.4
Xerox                                                                      2.3
Union Pacific                                                              2.2
AT&T                                                                       2.1
FedEx                                                                      2.1
May Department Stores                                                      2.1
News Corp. Ltd., ADR                                                       2.1

Asset Allocation
------------------------------------------------------------------------------
                            [PIE CHART APPEARS HERE]

Stocks:                                                                   90.8%
Cash Equivalents:                                                          9.2%

Ten Largest Industries                                               % of Fund
------------------------------------------------------------------------------
Energy                                                                    10.1
Banking                                                                    8.7
Retail & Distribution                                                      7.1
Electronics & Computer                                                     7.0
Chemicals                                                                  6.7
Consumer Durables                                                          6.6
Transportation                                                             5.5
Insurance & Financial Services                                             5.3
Consumer Products                                                          4.0
Pharmaceutical & Medical Products                                          3.9

/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ Price-to-earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.

/3/ All U.S. dollar-denominated.

3 / Dodge & Cox Stock Fund

Portfolio of Investments                                           June 30, 2001
--------------------------------------------------------------------------------
COMMON STOCKS: 88.8%
--------------------------------------------------------------------------------
 SHARES                                                             MARKET VALUE
 CONSUMER: 18.9%
 RETAIL AND DISTRIBUTION: 7.1%
  4,545,900 May Department Stores Co.                             $  155,742,534
  4,352,150 Genuine Parts Co.                                        137,092,725
 11,932,600 Kmart Corp.+                                             136,866,922
  4,119,200 Nordstrom, Inc.                                           76,411,160
  1,656,700 Dillard's, Inc. Class A                                   25,297,809
                                                                  --------------
                                                                     531,411,150
 CONSUMER DURABLES: 6.6%
  1,890,100 Whirlpool Corp.                                          118,131,250
  6,062,496 Delphi Automotive Systems Corp.                           96,575,561
  3,730,100 Masco Corp.                                               93,103,296
  3,263,200 Dana Corp.                                                76,163,088
  2,563,688 Ford Motor Co.                                            62,938,540
    782,367 General Motors Corp.                                      50,345,317
                                                                  --------------
                                                                     497,257,052
 CONSUMER PRODUCTS: 4.0%
  1,837,800 Eastman Kodak Co.                                         85,788,504
  2,306,500 VF Corp.                                                  83,910,470
  2,907,300 Mattel, Inc.                                              55,006,116
    676,200 Unilever N.V. ADR* (Netherlands)                          40,281,234
  1,724,100 Dole Food Co., Inc.                                       32,844,105
                                                                  --------------
                                                                     297,830,429
 MEDIA AND LEISURE: 1.2%
  3,024,400 R.R. Donnelley & Sons Co.                                 89,824,680
                                                                  --------------
                                                                   1,416,323,311
 FINANCE: 16.5%
 BANKING: 8.7%
  5,363,900 Bank One Corp.                                           192,027,620
  2,972,900 Golden West Financial Corp.                              190,979,096
  1,796,521 Bank of America Corp.                                    107,845,156
  1,747,100 Wells Fargo & Co.                                         81,117,853
  1,061,200 Wachovia Corp.                                            75,504,380
                                                                  --------------
                                                                     647,474,105
 INSURANCE AND FINANCIAL SERVICES: 5.3%
  2,159,700 Loews Corp.                                              139,149,471
  1,931,250 St. Paul Companies, Inc.                                  97,895,062
    737,750 Chubb Corp.                                               57,123,983
  1,301,100 Torchmark Corp.                                           52,317,231
    521,400 MBIA, Inc.                                                29,031,552
    681,000 UNUMProvident Corp.                                       21,873,720
                                                                  --------------
                                                                     397,391,019
 REAL ESTATE INVESTMENT TRUST: 2.5%
  3,492,500 Equity Office Properties Trust                           110,467,775
  1,366,300 Equity Residential Properties Trust                       77,264,265
                                                                  --------------
                                                                     187,732,040
                                                                  --------------
                                                                   1,232,597,164

  SHARES                                                             MARKET VALUE
 INDUSTRIAL COMMODITIES: 13.5%
 CHEMICALS: 6.7%
  5,645,797 Dow Chemical Co.                                      $  187,722,750
  2,627,300 Rohm and Haas Co.                                         86,438,170
  1,410,700 Eastman Chemical Co.                                      67,191,641
  1,311,500 Air Products & Chemicals, Inc.                            60,001,125
  1,982,600 Engelhard Corp.                                           51,131,254
  1,839,720 NOVA Chemicals Corp.* (Canada)                            38,063,807
    374,300 Lubrizol Corp.                                            11,622,015
                                                                  --------------
                                                                     502,170,762
 PAPER AND FOREST PRODUCTS: 2.8%
  1,721,300 Weyerhaeuser Co.                                          94,619,861
  2,300,000 International Paper Co.                                   82,110,000
  1,007,800 Boise Cascade Corp.                                       35,444,326
                                                                  --------------
                                                                     212,174,187
 METALS AND MINING: 2.7%
  2,671,300 Alcoa, Inc.                                              105,249,220
  1,373,566 Rio Tinto PLC ADR* (United Kingdom)                       99,789,570
                                                                  --------------
                                                                     205,038,790
 GENERAL MANUFACTURING: 1.3%
  7,134,590 Archer Daniels Midland Co.                                92,749,670
                                                                  --------------
                                                                   1,012,133,409
 ENERGY: 10.1%
  3,119,000 Phillips Petroleum Co.                                   177,783,000
  4,345,300 Unocal Corp.                                             148,391,995
  5,006,600 Occidental Petroleum Corp.                               133,125,494
  1,358,600 Chevron Corp.                                            122,953,300
  1,381,700 Amerada Hess Corp.                                       111,641,360
  1,889,500 Baker Hughes, Inc.                                        63,298,250
                                                                  --------------
                                                                     757,193,399
 TECHNOLOGY: 7.4%
 ELECTRONICS & COMPUTER: 7.0%
 18,030,600 Xerox Corp.                                              172,552,842
  1,900,200 Pitney Bowes, Inc.                                        80,036,424
    997,700 Electronic Data Systems                                   62,356,250
  1,260,800 NCR Corp.+                                                59,257,600
  2,556,900 Thermo Electron Corp.+                                    56,302,938
  3,032,500 Storage Technology Corp.+                                 41,727,200
  1,879,600 Compuware Corp.+                                          26,295,604
    901,800 Motorola, Inc.                                            14,933,808
    500,000 Avaya, Inc.+                                               6,850,000
    165,800 Computer Sciences Corp.+                                   5,736,680
                                                                  --------------
                                                                     526,049,346
 CONSUMER ELECTRONICS: 0.4%
    448,300 Sony Corp. ADR* (Japan)                                   29,498,140
                                                                  --------------
                                                                     555,547,486

See accompanying Notes to Financial Statements        Dodge & Cox Stock Fund / 4

Portfolio of Investments                                           June 30, 2001
--------------------------------------------------------------------------------
COMMON STOCKS (continued)
--------------------------------------------------------------------------------
 SHARES                                                          MARKET VALUE
 HEALTHCARE: 6.2%
 PHARMACEUTICAL & MEDICAL PRODUCTS: 3.9%
 2,286,000 Becton, Dickinson & Co.                               $   81,815,940
 1,756,300 Pharmacia Corp.                                           80,701,985
 1,888,300 Schering Plough Corp.                                     68,431,992
 1,652,300 Bausch & Lomb, Inc.                                       59,879,352
                                                                 --------------
                                                                    290,829,269
 HEALTHCARE SERVICES: 2.3%
 1,092,200 WellPoint Health Networks, Inc.+                         102,928,928
 1,521,900 HCA-The Healthcare Company                                68,774,661
                                                                 --------------
                                                                    171,703,589
                                                                 --------------
                                                                    462,532,858
 UTILITIES: 5.8%
 ELECTRIC AND GAS UTILITIES: 3.6%
 1,616,400 TXU Corp.                                                 77,894,316
 1,815,900 Ameren Corp.                                              77,538,930
 1,498,700 American Electric Power Co., Inc.                         69,194,979
 2,029,800 Wisconsin Energy Corp.                                    48,248,346
                                                                 --------------
                                                                    272,876,571
 TELEPHONE: 2.2%
 7,321,200 AT&T Corp.                                               161,066,400
                                                                 --------------
                                                                    433,942,971
 TRANSPORTATION: 5.5%
 2,948,200 Union Pacific Corp.                                      161,885,662
 3,971,500 FedEx Corp.+                                             159,654,300
 2,342,200 Canadian Pacific Ltd.* (Canada)                           90,760,250
                                                                 --------------
                                                                    412,300,212
 GENERAL INDUSTRIAL: 4.9%
 MACHINERY & EQUIPMENT: 3.2%
 2,710,900 Deere & Co.                                              102,607,565
 1,548,600 Caterpillar, Inc.                                         77,507,430
 1,181,500 Fluor Corp.                                               53,344,725
   792,100 Unova, Inc.+                                               5,449,648
                                                                 --------------
                                                                    238,909,368
 ELECTRICAL & AEROSPACE: 1.7%
 3,495,400 Lockheed Martin Corp.                                    129,504,570
                                                                 --------------
                                                                    368,413,938
                                                                 --------------
 Total Common Stocks (cost $5,355,711,375)                        6,650,984,748
                                                                 --------------

PREFERRED STOCKS: 2.0%
--------------------------------------------------------------------------------
 CONSUMER: 2.0%
 4,773,619 News Corp. Ltd., Limited Voting Ordinary Shares
            ADR* (Australia)                                        154,665,256
                                                                 --------------
 Total Preferred Stocks (cost $112,491,297)                         154,665,256
                                                                 --------------

SHORT-TERM INVESTMENTS: 9.7%
--------------------------------------------------------------------------------
 PAR VALUE                                                         MARKET VALUE
 $ 37,034,875 SSgA Prime Money Market Fund                         $ 37,034,875
  242,134,000 State Street Repurchase Agreement,
               3.85%, 7/2/01 (collateralized by U.S.
               Treasury securities, value
               $246,991,695)                                        242,134,000
   75,000,000 U.S. Treasury Bills, 8/30/01                           74,557,500
  150,000,000 U.S. Treasury Bills, 8/30/01                          148,870,000
  225,000,000 U.S. Treasury Bills, 12/6/01                          221,563,500
                                                                   ------------
 Total Short-Term Investments (cost $724,159,875)                   724,159,875
                                                                   ------------

TOTAL INVESTMENTS (cost $6,192,362,547)             100.5%        7,529,809,879
OTHER ASSETS LESS LIABILITIES                        (0.5)          (37,747,199)
                                                    -----        --------------
TOTAL NET ASSETS                                    100.0%       $7,492,062,680
                                                    -----        --------------

+  Non-income producing
*  Foreign securities denominated in U.S. dollars

5 / Dodge & Cox Stock Fund        See accompanying Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                   June 30, 2001
Assets:
Investments, at market value
 (identified cost $6,192,362,547)                                $7,529,809,879
Receivable for Fund shares sold                                      16,892,599
Dividends and interest receivable                                    12,595,726
Prepaid expenses                                                         46,160
                                                                 --------------
                                                                 $7,559,344,364
                                                                 --------------
Liabilities:
Payable for investments purchased                                    58,764,117
Payable for Fund shares redeemed                                      4,691,621
Management fees payable                                               3,025,075
Accounts payable                                                        800,871
                                                                 --------------
                                                                     67,281,684
                                                                 --------------
Net Assets                                                       $7,492,062,680
                                                                 --------------
Net Assets Consist of:
Paid in capital                                                  $6,040,714,187
Accumulated overdistributed net investment income                      (223,981)
Accumulated undistributed net realized gain on investments          114,125,142
Net unrealized appreciation on investments                        1,337,447,332
                                                                 --------------
                                                                 $7,492,062,680
                                                                 --------------
Beneficial shares outstanding (par value $0.01 each, unlimited
 shares authorized)                                                  73,163,194
Net asset value per share                                        $       102.40

Statement of Operations
--------------------------------------------------------------------------------
                                                  Six Months Ended June 30, 2001
Investment Income:
Dividends (net of foreign taxes of $429,148)                       $ 64,522,416
Interest                                                             14,778,712
                                                                   ------------
                                                                     79,301,128
                                                                   ------------
Expenses:
Management fees (Note 2)                                             16,158,687
Custodian and fund accounting fees                                      132,501
Transfer agent fees                                                     995,732
Professional fees                                                        22,154
Shareholder reports                                                     148,660
Registration fees                                                       155,549
Trustees' fees (Note 2)                                                   9,071
Miscellaneous                                                            34,881
                                                                   ------------
                                                                     17,657,235
                                                                   ------------
Net Investment Income                                                61,643,893
                                                                   ------------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                   114,125,142
 Net unrealized appreciation on investments                         342,211,341
                                                                   ------------
     Net realized and unrealized gain on investments                456,336,483
                                                                   ------------
Net Increase in Net Assets from Operations                         $517,980,376
                                                                   ------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                 Six Months Ended     Year Ended
                                                    June 30, 2001  Dec. 31, 2000
Operations:
Net investment income                            $   61,643,893  $  103,638,005
Net realized gain                                   114,125,142     730,961,111
Net unrealized appreciation (depreciation)          342,211,341     (37,717,350)
                                                -------------------------------
Net increase in net assets from
 operations                                         517,980,376     796,881,766
                                                -------------------------------
Distributions to Shareholders From:
Net investment income                               (62,396,088)   (104,694,093)
Net realized gain                                   (80,212,289)   (871,058,842)
                                                -------------------------------
Total distributions                                (142,608,377)   (975,752,935)
                                                -------------------------------
Beneficial Share Transactions:
Amounts received from sale of shares              1,862,502,495   1,567,291,771
Net asset value of shares issued in
 reinvestment of distributions                      135,320,353     931,012,598
Amounts paid for shares redeemed                   (609,592,194) (1,215,511,269)
                                                -------------------------------
Net increase from beneficial
 share transactions                               1,388,230,654   1,282,793,100
                                                -------------------------------
Total increase in net assets                      1,763,602,653   1,103,921,931

Net Assets:
Beginning of year                                 5,728,460,027   4,624,538,096
                                                -------------------------------
End of year (including undistributed net
 investment income at December 31, 2000
 of $528,214)                                    $7,492,062,680  $5,728,460,027
                                                -------------------------------
Shares sold                                          18,633,369      16,059,436
Shares issued in reinvestment of
 distributions                                        1,408,913       9,683,858
Shares redeemed                                      (6,136,147)    (12,491,295)
                                                -------------------------------
Net increase in shares outstanding                   13,906,135      13,251,999
                                                -------------------------------

See accompanying Notes to Financial Statements        Dodge & Cox Stock Fund / 6

Notes to Financial Statements
--------------------------------------------------------------------------------
Note 1

Dodge & Cox Stock Fund (the "Fund") is a separate series of Dodge & Cox Funds (the "Trust"). The Trust is organized as a Delaware business trust and is reg-istered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consistently follows account-ing policies which are in conformity with accounting principles generally ac-cepted in the United States of America. Significant accounting policies are as follows: (a) Security valuation: stocks are valued at the latest quoted sales prices as of the close of the New York Stock Exchange or, if no sale, then a representative price within the limits of the bid and ask prices for the day; a security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such securi-ty; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; short-term securities are valued at amortized cost which approxi-mates current value; all securities held by the Fund are denominated in U.S. Dollars. (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securities sold are determined on the basis of identified cost. (d) Dividend and interest income are recorded on the accrual basis. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-div-idend date. (f) The Fund may enter into repurchase agreements which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. In the event of default by the counterparty, the Fund has the contractual right to liquidate the secu-rities and to apply the proceeds in satisfaction of the obligation. (g) No pro-vision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment compa-nies.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Note 2

Under a written agreement, the Fund pays an annual management fee of 1/2 of 1% of the Fund's average daily net asset value to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other expenses of the Fund exceed 3/4 of 1% of the average daily net asset value for the year. All officers and six of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an an-nual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Note 3

For the six months ended June 30, 2001, purchases and sales of securities, other than short-term securities, aggregated $1,390,967,294 and $317,246,617, respectively. At June 30, 2001, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $1,337,447,332, of which $1,459,378,973 represented ap-preciated securities and $121,931,641 represented depreciated securities.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

7 / Dodge & Cox Stock Fund

Financial Highlights
------------------------------------------------------------------------------------------------------------
SELECTED DATA AND RATIOS
(for a share outstanding                              Six Months
throughout each period)                            Ended June 30,                    Year Ended December 31,
------------------------------------------------------------------------------------------------------------
                                                             2001      2000     1999    1998    1997    1996
Net asset value, beginning of period                       $96.67   $100.52   $90.70  $94.57  $79.81  $67.83

Income from investment operations:
 Net investment income                                        .90      2.06     1.49    1.57    1.48    1.28
 Net realized and unrealized gain                            6.99     13.28    16.51    3.54   20.86   13.67
                                                       -----------------------------------------------------
 Total from investment operations                            7.89     15.34    18.00    5.11   22.34   14.95
                                                       -----------------------------------------------------
Distributions to shareholders from:
 Net investment income                                       (.91)    (2.09)   (1.48)  (1.56)  (1.49)  (1.29)
 Net realized gain                                          (1.25)   (17.10)   (6.70)  (7.42)  (6.09)  (1.68)
                                                       -----------------------------------------------------
 Total distributions                                        (2.16)   (19.19)   (8.18)  (8.98)  (7.58)  (2.97)
                                                       -----------------------------------------------------
Net asset value, end of period                            $102.40    $96.67  $100.52  $90.70  $94.57  $79.81
                                                       -----------------------------------------------------
Total return                                                 8.32%    16.30%   20.20%   5.39%  28.41%  22.26%
Ratios/supplemental data:
 Net assets, end of period (millions)                      $7,492    $5,728   $4,625  $4,355  $4,087  $2,252
 Ratio of expenses to average net assets                      .54%*     .54%     .55%    .57%    .57%    .59%
 Ratio of net investment income to average net
  assets                                                     1.89%*    2.13%    1.46%   1.63%   1.67%   1.79%
 Portfolio turnover rate                                        5%       32%      18%     19%     19%     10%
------------------------------------------------------------------------------------------------------------

*Annualized
                                                      Dodge & Cox Stock Fund / 8

                       THIS PAGE INTENTIONALLY LEFT BLANK

9 / Dodge & Cox Stock Fund

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                     Dodge & Cox Stock Fund / 10

Officers and Trustees
-----------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

This report reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. The Fund's portfolio composition may change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

      D O D G E & C O X                         D O D G E & C O X
      -----------------                         -----------------
        Balanced Fund
                                                  Balanced Fund
                                                 Established 1931

      Investment Manager
         Dodge & Cox
      One Sansome Street
          35th Floor
  San Francisco, California
          94104-4443
        (415) 981-1710

    For Fund literature and
 information, please visit the
      Funds' web site at:
      www.dodgeandcox.com

        or write or call:
        Dodge & Cox Funds
c/o Boston Financial Data Services
          P.O. Box 8422
      Boston, Massachusetts
            02266-8422
          (800) 621-3979

This report is submitted for the                Semi-Annual Report
   general information of the                      June 30, 2001
    shareholders of the Fund.
The report is not authorized for                        2001
   distribution to prospective
  investors in the Fund unless                     --------------
 it is accompanied by a current                    --------------
           prospectus.                             --------------



6/01 BF SAR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Balanced Fund posted a total return of +5.2% for the second quarter of 2001, compared to +3.8% for the Combined Index/1/. For the year ended June 30, 2001, the Fund had a total return of +23.4%, compared to the -4.8% return of the Combined Index. Longer-term results appear below. The Fund had total assets of approximately $5.4 billion at quarter-end, with 60% in-vested in stocks, 33% invested in fixed-income securities and 7% invested in cash equivalents. The Fund paid income dividends of $0.54 per share during the quarter.

Performance Review

The equity portion of the Balanced Fund continued its strong absolute and rela-tive performance during the second quarter. The Fund's technology and media holdings (e.g., Xerox, up 60% and News Corp., up 21%) were large contributors to absolute performance. The Fund's equity performance relative to the S&P 500 was aided by good stock selection in the consumer products industry, as the Fund's holdings performed well compared to other stocks in this industry. The Fund's equity performance relative to the S&P 500 was also helped by both an overweight position and good stock selection in the consumer durables sector with the strongest stocks being Dana Corp. (up 38%) and Whirlpool (up 26%). While no one area significantly detracted from performance relative to the S&P 500 during the second quarter, weak returns from a few individual holdings helped reinforce the benefit of building a diversified portfolio (e.g., Bausch & Lomb, down 20%, and Dillard's, down 30%).

In the fixed-income portfolio, the Fund's overweight position in corporate se-curities (39.9% weighting in the fixed-income portfolio vs. 22.7% for the LBAG) had a positive effect on performance relative to the LBAG in the second quar-ter, as yield premiums on corporate bonds narrowed relative to U.S. Treasuries, causing them to outperform the broad market. Mortgage-backed securities also aided relative performance, as they advanced on investors' belief that the high level of prepayment activity experienced earlier in the year may be subsiding.

As always, we do not attach too much importance to short-term performance, be it positive or negative. We use a three-to-five year time horizon when we eval-uate the Fund's investments, and we encourage you to do the same with your in-vestment in the Dodge & Cox Balanced Fund.

A Long-Term Perspective

We would like to welcome new Balanced Fund investors and also thank the long-term holders of the Fund for their patience and confidence in our approach, particularly through the volatile markets of the past four years. The price-disciplined approach we use to manage the equity portion of the Balanced Fund has at times been out of favor, most recently from October 1997 to December 1998. The resulting underperformance, however, can reverse in suprisingly short periods of time, as it has since last year.

Looking back, each instance of the equity portfolio's underperformance relative to the market occurred during the emergence of a "two-tier market," when the valuation of one or several "high expectation" areas of the market greatly outpaced that of the overall market. Such sharply divergent valuations occurred in the periods 1971 through mid-1973 (the "Nifty-Fifty"), mid-1988 through 1991 (consumer and drug stocks dominated), and fourth-quarter 1997 through 1998. As readers of our past letters know, we are usually skeptical that high expecta-tions can continue to be met over time. Highly profitable businesses eventually attract competition and investment capital, putting downward pressure on prof-itability. We believe that a significant portion of the Fund's past success is attributable to our unwillingness to invest in higher valuation/high expecta-tion areas of the market, when they arise.

So why not simply change our approach during these periods and invest in high-valuation stocks when we see the emergence of a two-tier market? We believe that trying to time the market or swings between investment styles can be haz-ardous to one's investment health. Our job is not to forecast the direction of the latest market trend or how long it will last. In fact, we believe market forecasting is an impossible task to achieve successfully over time. Our job is to build a diversified portfolio of stocks, which we believe to be undervalued in relation to our assessment of their cash flow and profit potential over a three-to-five year time horizon. Our goal, when investing in equities with the investment dollars you have entrusted to the Fund, is to "buy" as much tangible value (in the form of the company's sales, cash flow, break-up asset value and earnings) as possible. More often than not we are able to do this by investing in companies which we believe are being overlooked by other investors. For in-stance, in 1998 when other investors were investing heavily in high-valuation technology stocks, we had the opportunity to invest in many leading companies in other "old economy" industries at very reasonable valuations.

1 / Dodge & Cox Balanced Fund

--------------------------------------------------------------------------------

A Note of Caution

With regard to the fixed-income portion of the Fund, at the start of the quar-ter low levels of interest rates and our concerns about future inflation prompted us to maintain the duration/2/ of the portfolio shorter than that of the LBAG. At the quarter end, the Fund's fixed-income duration was 4.24 years vs. 4.75 years for the LBAG, which means that the fixed-income portfolio should be less volatile than the broad fixed-income market in the face of future in-terest rate movement. Our concern about future inflation can be characterized as follows: we have no reason to believe that inflation will become a near-term problem given the weakness in the economy. But in the long term, we do not pos-sess the confidence that many other fixed-income investors have that inflation will continue to be so low as not to be a problem.

The recent returns of the equity portion of the Balanced Fund have been in-versely correlated to the returns of the S&P 500. During the past year, this inverse correlation has been primarily due to the equity portfolio's avoidance of the dramatic decline in high-valuation technology stocks. Looking forward, we are uncertain the equity portfolio's inverse correlation with the S&P 500 will persist. A broadly diversified portfolio can not be expected to perform independently of the S&P 500 indefinitely, and in all likelihood, if the market were to decline from here, the equity portion of the Fund would decline as well. It is our hope that the effects on the equity portfolio from a possible decline in the broad market may be mitigated somewhat by the low valuations of the Fund's equity investments. The average price-to-earnings (P/E) multiple for the Fund's 80 equity holdings is 15, compared to a P/E of 23 for the S&P 500.

As always, we welcome your comments and questions, and we appreciate your con-fidence in our firm as a shareholder of the Dodge & Cox Balanced Fund.

For the Board of Trustees,

/s/ Harry R. Hagey
------------------------
Harry R. Hagey, Chairman

July 31, 2001

Ten Years of Investment Performance
--------------------------------------------------------------------------------
through June 30, 2001 (in thousands)

                       [PERFORMANCE GRAPH APPEARS HERE]


                      10 years        10 years      10 years     Combined
                    Balanced Fund     S&P 500         LBAG        Index
                    -------------     --------     ---------     --------
     6/30/1991        $10,000          $10,000       $10,000      $10,000
     6/30/1992        $11,341          $11,342       $11,404      $11,386
     6/30/1993        $13,435          $12,834       $12,823      $12,857
     6/30/1994        $14,216          $13,497       $12,831      $13,260
     6/30/1995        $16,636          $16,472       $14,160      $15,551
     6/30/1996        $19,248          $20,755       $14,870      $18,227
     6/30/1997        $23,533          $27,952       $16,084      $22,529
     6/30/1998        $27,155          $36,388       $17,780      $27,539
     6/30/1999        $29,927          $43,335       $18,558      $31,293
     6/30/2000        $30,430          $47,910       $19,173      $33,773
     6/30/2001        $37,540          $40,804       $21,327      $32,155

Average annual total return for periods ended June 30, 2001


                                             1 Year  5 Years  10 Years  20 Years
--------------------------------------------------------------------------------
Dodge & Cox Balanced Fund                    23.36%   14.29%    14.14%    14.36%
Combined Index                               -4.79    12.02     12.39     13.74
S&P 500                                     -14.83    14.48     15.10     15.33
Lehman Brothers Aggregate Bond
 Index (LBAG)                                11.23     7.48      7.87     10.69
--------------------------------------------------------------------------------

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or in-terest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

/1/ The Combined Index reflects an unmanaged portfolio of 60% of the Standard &
    Poor's 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond In-dex (LBAG). The Balanced Fund may, however, invest up to 75% of its total assets in stocks.

/2/ A measure of a fixed-income security's price sensitivity to interest rate movement.




                                                   Dodge & Cox Balanced Fund / 2

Fund Information                                               June 30, 2001
----------------------------------------------------------------------------

General Information
----------------------------------------------------------------------------
Net Asset Value Per Share                                            $66.25
Total Net Assets (millions)                                          $5,432
30-Day SEC Yield/1/                                                    3.36%
2000 Expense Ratio                                                     0.53%
2000 Portfolio Turnover                                                  23%
Fund Inception Date                                                     1931

Investment Manager: Dodge & Cox, San Francisco.
Managed by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 23 years, and by the Fixed-Income Strategy Committee, whose ten members' average tenure is 13 years.

Asset Allocation
----------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]

Stocks:                                                                60.1%
Fixed-Income Securities:                                               32.8%
Cash Equivalents:                                                       7.1%

Stock Portfolio (60.1% of Fund)
----------------------------------------------------------------------------
Number of Stocks                                                         80
Median Market Capitalization                                   $9.8 billion
Price-to-Earnings Ratio/2/                                            15.4x
Price-to-Book Value                                                    2.0x
Foreign Stocks/3/ (as percentage of Fund)                              3.9%

Ten Largest Stock Holdings                                        % of Fund
---------------------------------------------------------------------------
Golden West Financial                                                  1.9
Kmart                                                                  1.6
Dow Chemical                                                           1.6
Bank One                                                               1.6
Phillips Petroleum                                                     1.5
Union Pacific                                                          1.4
Xerox                                                                  1.4
AT&T                                                                   1.3
Genuine Parts                                                          1.3
Loews                                                                  1.3

Five Largest Sectors                                             % of Fund
--------------------------------------------------------------------------
Energy                                                                6.6
Banking                                                               5.9
Retail & Distribution                                                 5.1
Electronics & Computer                                                4.8
Chemicals                                                             4.3

Fixed-Income Portfolio (32.8% of Fund)
---------------------------------------------------------------------------
Number of Fixed-Income Securities                                     129
Average Quality                                                        AA
Average Maturity                                                9.8 years
Effective Duration                                             4.24 years

Sector Breakdown                                                  % of Fund
---------------------------------------------------------------------------
U.S. Treasury and Government Agency                                   5.4
Federal Agency CMO and REMIC/4/                                       6.0
Federal Agency Mortgage Pass-Through                                  6.3
Asset-Backed                                                          1.7
Corporate                                                            13.1
International Agency/3/                                               0.3

Credit Quality Ratings                                           % of Fund
--------------------------------------------------------------------------
U.S. Government & Government Agencies                                17.6
Aaa/AAA                                                               2.1
Aa/AA                                                                 0.0
A/A                                                                   5.9
Baa/BBB                                                               6.5
Ba/BB                                                                 0.7

/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ Price-to-earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.

/3/ All U.S. dollar-denominated.

/4/ Collateralized Mortgage Obligation and Real Estate Mortgage Investment
    Conduit.

3 / Dodge & Cox Balanced Fund

Portfolio of Investments                                           June 30, 2001
--------------------------------------------------------------------------------
COMMON STOCKS: 58.8%
--------------------------------------------------------------------------------
 SHARES                                                             MARKET VALUE
 CONSUMER: 12.7%
 RETAIL AND DISTRIBUTION: 5.1%
 7,732,500 Kmart Corp.(a)                                           $ 88,691,775
 2,250,000 Genuine Parts Co.                                          70,875,000
 1,865,000 May Department Stores Co.                                  63,894,900
 1,757,600 Nordstrom, Inc.                                            32,603,480
 1,261,000 Dillard's, Inc. Class A                                    19,255,470
                                                                    ------------
                                                                     275,320,625
 CONSUMER DURABLES: 4.0%
   964,500 Whirlpool Corp.                                            60,281,250
 2,791,400 Delphi Automotive Systems Corp.                            44,467,002
 1,517,800 Masco Corp.                                                37,884,288
 1,400,000 Dana Corp.                                                 32,676,000
   946,459 Ford Motor Co.                                             23,235,568
   344,122 General Motors Corp.                                       22,144,251
                                                                    ------------
                                                                     220,688,359
 CONSUMER PRODUCTS: 2.7%
 1,156,100 VF Corp.                                                   42,058,918
   760,000 Eastman Kodak Co.                                          35,476,800
 1,677,000 Mattel, Inc.                                               31,728,840
   381,000 Unilever N.V. ADR(d) (Netherlands)                         22,696,170
   889,100 Dole Food Co., Inc.                                        16,937,355
                                                                    ------------
                                                                     148,898,083
 MEDIA AND LEISURE: 0.9%
 1,636,200 R.R. Donnelley & Sons Co.                                  48,595,140
                                                                    ------------
                                                                     693,502,207
 FINANCE: 11.2%
 BANKING: 5.9%
 1,610,700 Golden West Financial Corp.                               103,471,368
 2,391,000 Bank One Corp.                                             85,597,800
   973,434 Bank of America Corp.                                      58,435,243
   860,000 Wells Fargo & Co.                                          39,929,800
   460,000 Wachovia Corp.                                             32,729,000
                                                                    ------------
                                                                     320,163,211
 INSURANCE AND FINANCIAL SERVICES: 3.6%
 1,088,600 Loews Corp.                                                70,138,498
   917,300 St. Paul Companies, Inc.                                   46,497,937
   361,000 Chubb Corp.                                                27,952,230
   512,400 Torchmark Corp.                                            20,603,604
   325,500 MBIA, Inc.                                                 18,123,840
   465,000 UNUMProvident Corp.                                        14,935,800
                                                                    ------------
                                                                     198,251,909
 REAL ESTATE INVESTMENT TRUST: 1.7%
 1,735,000 Equity Office Properties Trust                             54,878,050
   624,900 Equity Residential Properties Trust                        35,338,095
                                                                    ------------
                                                                      90,216,145
                                                                    ------------
                                                                     608,631,265

 SHARES                                                             MARKET VALUE
 INDUSTRIAL COMMODITIES: 8.8%
 CHEMICALS: 4.3%
 2,612,459 Dow Chemical Co.                                         $ 86,864,262
   725,800 Eastman Chemical Co.                                       34,569,854
   950,000 Rohm and Haas Co.                                          31,255,000
   671,050 Air Products & Chemicals, Inc.                             30,700,537
 1,053,000 Engelhard Corp.                                            27,156,870
   795,520 NOVA Chemicals Corp.(d) (Canada)                           16,459,309
   271,000 Lubrizol Corp.                                              8,414,550
                                                                    ------------
                                                                     235,420,382
 METALS AND MINING: 1.9%
 1,407,800 Alcoa, Inc.                                                55,467,320
   668,450 Rio Tinto PLC ADR(d) (United Kingdom)                      48,562,893
                                                                    ------------
                                                                     104,030,213
 PAPER AND FOREST PRODUCTS: 1.8%
   824,100 Weyerhaeuser Co.                                           45,300,777
   820,000 International Paper Co.                                    29,274,000
   589,000 Boise Cascade Corp.                                        20,715,130
                                                                    ------------
                                                                      95,289,907
 GENERAL MANUFACTURING: 0.8%
 3,204,661 Archer Daniels Midland Co.                                 41,660,593
                                                                    ------------
                                                                     476,401,095
 ENERGY: 6.6%
 1,446,200 Phillips Petroleum Co.                                     82,433,400
 2,629,500 Occidental Petroleum Corp.                                 69,918,405
 1,762,700 Unocal Corp.                                               60,196,205
   742,600 Amerada Hess Corp.                                         60,002,080
   628,000 Chevron Corp.                                              56,834,000
   867,350 Baker Hughes, Inc.                                         29,056,225
                                                                    ------------
                                                                     358,440,315
 TECHNOLOGY: 4.9%
 ELECTRONICS & COMPUTER: 4.8%
 7,695,000 Xerox Corp.                                                73,641,150
   955,000 Pitney Bowes, Inc.                                         40,224,600
   527,800 Electronic Data Systems                                    32,987,500
 1,418,600 Thermo Electron Corp.(a)                                   31,237,572
   659,000 NCR Corp.(a)                                               30,973,000
 1,507,300 Storage Technology Corp.(a)                                20,740,448
 1,028,700 Compuware Corp.(a)                                         14,391,513
   517,400 Motorola, Inc.                                              8,568,144
   375,000 Avaya, Inc.(a)                                              5,137,500
    74,500 Computer Sciences Corp.(a)                                  2,577,700
                                                                    ------------
                                                                     260,479,127
 CONSUMER ELECTRONICS: 0.1%
   128,800 Sony Corp. ADR(d) (Japan)                                   8,475,040
                                                                    ------------
                                                                     268,954,167

                                                   Dodge & Cox Balanced Fund / 4
See accompanying Notes to Financial Statements

Portfolio of Investments                                           June 30, 2001
--------------------------------------------------------------------------------
COMMON STOCKS (continued)
--------------------------------------------------------------------------------
SHARES                                                              MARKET VALUE
UTILITIES: 3.9%
ELECTRIC AND GAS UTILITIES: 2.6%
  877,000 TXU Corp.                                              $    42,262,630
  834,360 American Electric Power Co., Inc.                           38,522,401
  809,000 Ameren Corp.                                                34,544,300
1,071,000 Wisconsin Energy Corp.                                      25,457,670
                                                                  --------------
                                                                     140,787,001
TELEPHONE: 1.3%
3,255,700 AT&T Corp.                                                  71,625,400
                                                                  --------------
                                                                     212,412,401
HEALTHCARE: 3.8%
PHARMACEUTICAL & MEDICAL PRODUCTS: 2.4%
  798,550 Pharmacia Corp.                                             36,693,373
1,023,000 Becton, Dickinson & Co.                                     36,613,170
  795,000 Schering Plough Corp.                                       28,810,800
  690,900 Bausch & Lomb, Inc.                                         25,038,216
                                                                  --------------
                                                                     127,155,559
HEALTHCARE SERVICES: 1.4%
  467,000 WellPoint Health Networks, Inc.(a)                          44,010,080
  740,000 HCA-The Healthcare Company                                  33,440,600
                                                                  --------------
                                                                      77,450,680
                                                                  --------------
                                                                     204,606,239
TRANSPORTATION: 3.6%
1,422,000 Union Pacific Corp.                                         78,082,020
1,738,600 FedEx Corp.(a)                                              69,891,720
1,187,200 Canadian Pacific Ltd.(d) (Canada)                           46,004,000
                                                                  --------------
                                                                     193,977,740
GENERAL INDUSTRIAL: 3.3%
MACHINERY & EQUIPMENT: 2.1%
1,091,200 Deere & Co.                                                 41,301,920
  770,000 Caterpillar, Inc.                                           38,538,500
  608,200 Fluor Corp.                                                 27,460,230
  624,100 Unova, Inc.(a)                                               4,293,808
                                                                  --------------
                                                                     111,594,458
ELECTRICAL & AEROSPACE: 1.2%
1,836,200 Lockheed Martin Corp.                                       68,031,210
                                                                  --------------
                                                                     179,625,668
                                                                  --------------
Total Common Stocks (cost $2,478,937,536)                          3,196,551,097
                                                                  --------------

PREFERRED STOCKS: 1.3%
--------------------------------------------------------------------------------
 CONSUMER: 1.3%
 2,147,800 News Corp. Ltd., Limited Voting Ordinary Shares
            ADR(d) (Australia)                                        69,588,720
                                                                  --------------
 Total Preferred Stocks (cost $46,421,922)                            69,588,720
                                                                  --------------

FIXED-INCOME SECURITIES: 32.8%
--------------------------------------------------------------------------------
 PAR VALUE                                                          MARKET VALUE
 U.S. TREASURY AND GOVERNMENT AGENCY: 5.4%
 U.S. TREASURY: 4.1%
 $ 11,564,714 U.S. Treasury Inflation-Indexed Bond, 3.625%,
               4/15/28                                              $ 11,839,376
   13,285,707 U.S. Treasury Inflation-Indexed Bond, 3.875%,
               4/15/29                                                14,223,944
  116,899,704 U.S. Treasury Inflation-Indexed Note, 3.875%,
               1/15/09                                               120,735,184
   26,282,500 U.S. Treasury Inflation-Indexed Note, 4.25%,
               1/15/10                                                27,801,891
    9,250,000 U.S. Treasury Notes, 6.50%, 2/28/02                      9,413,355
   26,500,000 U.S. Treasury Notes, 7.25%, 8/15/04                     28,446,160
   12,119,020 U.S. Treasury Notes, 3.50%, 1/15/11                     12,164,466
                                                                    ------------
                                                                     224,624,376
 GOVERNMENT AGENCY: 1.3%
    4,935,000 Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds,
               9.75%, 11/15/14                                         5,847,136
    7,352,895 Govt. Small Business Admin. 504 Series 96-20L,
               6.70%, 12/1/16                                          7,489,682
   13,062,826 Govt. Small Business Admin. 504 Series 97-20F,
               7.20%, 6/1/17                                          13,578,338
   15,212,483 Govt. Small Business Admin. 504 Series 97-20I,
               6.90%, 9/1/17                                          15,620,850
   17,517,648 Govt. Small Business Admin. 504 Series 98-20D,
               6.15%, 4/1/18                                          17,347,693
    8,460,640 Govt. Small Business Admin. 504 Series 98-20I,
               6.00%, 9/1/18                                           8,301,982
                                                                    ------------
                                                                      68,185,681
                                                                    ------------
                                                                     292,810,057
                                                                    ------------


 FEDERAL AGENCY CMO AND REMIC(c): 6.0%
    2,656,508 Federal Home Loan Mtge. Corp., 6.00%, 1/15/07            2,687,217
   12,894,391 Federal Home Loan Mtge. Corp., 7.25%, 4/15/07           13,248,987
   41,500,000 Federal Home Loan Mtge. Corp., 6.50%, 10/15/07          42,524,220
   12,609,000 Federal Home Loan Mtge. Corp., 7.00%, 1/15/08           12,963,565
   14,750,000 Federal Home Loan Mtge. Corp., 6.50%, 5/15/08           15,141,760
   15,000,000 Federal Home Loan Mtge. Corp., 6.50%, 5/15/08           15,398,400
   16,474,350 Federal Home Loan Mtge. Corp., 6.50%, 8/15/08           16,922,123
   19,380,000 Federal Home Loan Mtge. Corp., 6.50%, 10/15/08          19,924,966
   30,165,000 Federal Home Loan Mtge. Corp., 6.00%, 12/15/08          30,626,826
   12,238,444 Federal Home Loan Mtge. Corp., 6.50%, 5/15/21           12,253,742

5 / Dodge & Cox Balanced Fund     See accompanying Notes to Financial Statements

Portfolio of Investments                                           June 30, 2001
--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES (continued)
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE
FEDERAL AGENCY CMO AND REMIC (continued)
$23,885,000  Federal Home Loan Mtge. Corp.,
              6.75%, 8/15/21                                        $ 24,541,837
 27,780,000  Federal Home Loan Mtge. Corp.,
              6.25%, 9/15/22                                          28,283,374
 28,000,000  Federal Home Loan Mtge. Corp.,
              7.00%, 8/25/23                                          27,947,360
  3,065,136  Federal Natl. Mtge. Assn., 5.00%, 1/1/06                  3,048,830
 12,053,487  Federal Natl. Mtge. Assn., 7.50%, 2/25/07                12,456,435
 10,000,000  Federal Natl. Mtge. Assn., 6.50%, 6/25/08                10,090,600
 15,475,000  Federal Natl. Mtge. Assn., 6.00%, 3/25/09                15,629,750
    459,225  Federal Natl. Mtge. Assn., 6.50%, 4/1/09                    463,817
    321,612  Federal Natl. Mtge. Assn., 5.70%, 8/25/16                   320,808
 12,715,000  Federal Natl. Mtge. Assn., 7.00%, 6/17/22                13,012,912
  8,000,000  Veterans Affairs Vendee Mtge. Trust,
              6.75%, 5/15/19                                           8,174,960
                                                                    ------------
                                                                     325,662,489
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 6.3%
     72,363  Federal Home Loan Mtge. Corp.,
              6.50%, 2/1/06                                               73,409
    155,983  Federal Home Loan Mtge. Corp.,
              7.50%, 7/1/06                                              158,857
    113,943  Federal Home Loan Mtge. Corp.,
              7.25%, 1/1/08                                              114,781
     61,085  Federal Home Loan Mtge. Corp.,
              7.50%, 2/1/08                                               62,531
    553,930  Federal Home Loan Mtge. Corp.,
              8.00%, 2/1/08                                              573,013
 11,643,911  Federal Home Loan Mtge. Corp.,
              7.00%, 5/1/08                                           11,920,454
 17,708,589  Federal Home Loan Mtge. Corp.,
              7.00%, 12/1/08                                          18,129,168
  5,164,108  Federal Home Loan Mtge. Corp.,
              6.50%, 2/1/09                                            5,212,548
 14,831,212  Federal Home Loan Mtge. Corp.,
              7.00%, 8/1/09                                           15,183,453
 11,743,071  Federal Home Loan Mtge. Corp.,
              6.00%, 9/1/09                                           11,796,972
    514,382  Federal Home Loan Mtge. Corp.,
              8.75%, 5/1/10                                              541,927
  6,685,783  Federal Home Loan Mtge. Corp.,
              7.50%, 8/1/10                                            6,916,309
  2,614,343  Federal Home Loan Mtge. Corp.,
              8.00%, 11/1/10                                           2,711,753
 11,051,468  Federal Home Loan Mtge. Corp.,
              7.00%, 4/1/15                                           11,282,775
    412,425  Federal Home Loan Mtge. Corp.,
              8.25%, 2/1/17                                              429,553
  6,804,151  Federal Home Loan Mtge. Corp.,
              7.75%, 7/1/21                                            7,095,368
  4,017,415  Federal Home Loan Mtge. Corp.,
              8.50%, 1/1/23                                            4,231,061

 PAR VALUE                                                          MARKET VALUE
$ 5,307,689  Federal Home Loan Mtge. Corp.,
              7.47%, 3/1/23                                         $  5,494,510
 10,678,285  Federal Natl. Mtge. Assn., 5.57%, 1/1/06                 10,640,377
  1,213,007  Federal Natl. Mtge. Assn., 7.50%, 12/1/06                 1,252,611
  2,436,651  Federal Natl. Mtge. Assn., 7.50%, 9/1/07                  2,511,821
  4,054,846  Federal Natl. Mtge. Assn., 7.00%, 12/1/07                 4,148,188
  8,372,996  Federal Natl. Mtge. Assn., 7.00%, 12/1/07                 8,568,421
  4,808,836  Federal Natl. Mtge. Assn., 6.50%, 5/1/08                  4,856,925
  6,061,194  Federal Natl. Mtge. Assn., 8.00%, 6/1/08                  6,288,065
 21,921,547  Federal Natl. Mtge. Assn., 5.965%, 10/1/08               21,681,877
  3,814,855  Federal Natl. Mtge. Assn., 5.605%, 11/1/08                3,708,805
 12,396,185  Federal Natl. Mtge. Assn., 6.50%, 11/1/08                12,520,147
  5,745,565  Federal Natl. Mtge. Assn., 6.00%, 1/1/09                  5,750,908
  1,811,621  Federal Natl. Mtge. Assn., 8.00%, 1/1/09                  1,879,195
    695,490  Federal Natl. Mtge. Assn., 7.50%, 8/1/10                    720,625
  8,846,783  Federal Natl. Mtge. Assn., 7.00%, 7/1/11                  9,045,836
 27,861,154  Federal Natl. Mtge. Assn., 6.50%, 8/1/11                 27,930,807
  9,828,144  Federal Natl. Mtge. Assn., 7.00%, 3/1/15(f)               9,993,945
  1,977,326  Federal Natl. Mtge. Assn., 7.50%, 7/1/19                  2,039,355
 35,000,000  Fannie Mae Grantor Trust, 7.50%, 2/25/41                 35,700,000
  7,278,047  Govt. Natl. Mtge. Assn., 7.50%, 7/15/07                   7,522,808
  9,636,655  Govt. Natl. Mtge. Assn., 7.50%, 1/15/08                   9,991,573
  4,206,833  Govt. Natl. Mtge. Assn., 8.00%, 12/15/08                  4,398,202
 19,165,174  Govt. Natl. Mtge. Assn., 6.50%, 7/15/09                  19,444,794
  1,709,904  Govt. Natl. Mtge. Assn., 7.97%, 4/15/20                   1,792,099
  1,573,253  Govt. Natl. Mtge. Assn., 7.97%, 5/15/20                   1,648,880
  1,165,951  Govt. Natl. Mtge. Assn., 7.97%, 8/15/20                   1,224,179
  1,556,416  Govt. Natl. Mtge. Assn., 7.97%, 8/15/20                   1,634,143
  1,988,687  Govt. Natl. Mtge. Assn., 7.97%, 10/15/20                  2,088,002
  1,727,111  Govt. Natl. Mtge. Assn., 7.97%, 1/15/21                   1,813,363
  7,468,692  Veterans Affairs Vendee Mtge. Trust,
              5.632%, 2/15/24                                          7,041,557
  5,063,531  Veterans Affairs Vendee Mtge. Trust,
              7.204%, 2/15/25                                          5,171,131
  4,760,110  Veterans Affairs Vendee Mtge. Trust,
              8.792%, 6/15/25                                          5,130,494
                                                                    ------------
                                                                     340,067,575
ASSET-BACKED SECURITIES: 1.7%
 25,024,741  CA Infrastructure and Econ. Dev.
              Bank Special Purpose Trust PGE-1
              Rate Reduction Ctf. 1997-1 A-5,
              6.25%, 6/25/04                                          25,333,885
 35,775,000  CA Infrastructure and Econ. Dev.
              Bank Special Purpose Trust SCE-1
              Rate Reduction Ctf. 1997-1 A-6,
              6.38%, 9/25/08                                          36,322,715
  7,587,403  PP&L Transition Bond
              Series 1999-1 A-2, 6.41%, 12/26/03                       7,634,824
 24,294,598  Union Planters Mortgage Finance
              Corp., 7.70%, 12/25/24                                  25,045,058
                                                                    ------------
                                                                      94,336,482

See accompanying Notes to Financial Statements     Dodge & Cox Balanced Fund / 6

Portfolio of Investments                                           June 30, 2001
--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES (continued)
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE
CORPORATE: 13.1%
INDUSTRIAL: 6.8%
$35,000,000  American Home Products Corp.,
              6.70%, 3/15/11                                        $ 34,626,550
  8,000,000  Dana Corp., 6.50%, 3/1/09                                 6,880,000
 35,000,000  Ford Motor Credit Co., 6.875%, 2/1/06                    35,678,300
 29,625,000  Lockheed Martin Corp., 7.65%, 5/1/16                     30,149,362
 15,000,000  Lockheed Martin Corp., 7.75%, 5/1/26                     15,250,500
 20,000,000  Masco Corp., 6.75%, 3/15/06                              20,201,000
  5,900,000  May Department Stores, 7.625%, 8/15/13                    6,197,655
 14,000,000  May Department Stores,
              8.125%, 8/15/35, Callable 2015                          14,421,960
 10,390,000  May Department Stores,
              7.875%, 8/15/36, Callable 2016                          10,521,953
 20,000,000  Nordstrom, Inc., 8.95%, 10/15/05                         21,344,600
 34,560,000  Raychem Corp., 7.20%, 10/15/08                           34,847,885
 27,970,000  Raytheon Co., 6.75%, 8/15/07                             27,103,489
 19,750,000  Raytheon Co., 6.75%, 3/15/18                             17,548,863
 31,600,000  Time Warner Entertainment,
              8.375%, 7/15/33                                         34,050,896
  3,405,000  Union Camp Corp., 9.25%, 2/1/11                           3,901,143
 19,750,000  Walt Disney Co., 7.55%, 7/15/93,
              Callable 2023                                           20,046,250
 20,000,000  Xerox Corp., 5.50%, 11/15/03                             16,200,000
 14,468,000  Xerox Corp., 5.25%, 12/15/03                             11,719,080
 10,000,000  Xerox Corp., 7.20%, 4/1/16                                6,550,000
                                                                    ------------
                                                                     367,239,486
FINANCE: 4.6%
 13,500,000  Bank One Capital III, 8.75%, 9/1/30(b)                   14,605,380
 12,250,000  Bank One Corp., 6.50%, 2/1/06                            12,420,275
 15,800,000  Bank of Tokyo-Mitsubishi Ltd.,
              8.40%, 4/15/10(d)                                       16,963,038
 14,525,000  BankAmerica Capital II, 8.00%,
              12/15/26, Callable 2006(b)                              14,495,660
 15,000,000  CIGNA Corp., 7.00%, 1/15/11                              14,879,850
  1,720,000  CIGNA Corp., 7.65%, 3/1/23                                1,718,056
  6,000,000  CIGNA Corp., 8.30%, 1/15/33,
              Step Coupon                                              6,362,280
 12,445,000  Citicorp Capital Trust I, 7.933%,
              2/15/27, Callable 2007(b)                               12,740,195
 35,000,000  EOP Operating Limited Partnership,
              8.375%, 3/15/06                                         37,595,600
  4,935,000  First Nationwide Bank, 10.00%, 10/1/06                    5,391,043
 30,000,000  GMAC, 8.875%, 6/1/10, Putable 2005                       33,701,100
  2,500,000  Golden West Financial, 7.875%, 1/15/02                    2,540,650
 13,600,000  Golden West Financial, 6.00%, 10/1/03                    13,665,552
 16,850,000  Health Net, Inc., 8.375%, 4/15/11(e)                     16,822,029
 16,290,000  Republic New York Corp., 7.20%, 7/15/97                  14,907,142
 13,995,000  Safeco Corp., 6.875%, 7/15/07                            13,486,982
 17,500,000  St. Paul Companies, Inc., 8.125%, 4/15/10                19,048,400
                                                                    ------------
                                                                     251,343,232

 PAR VALUE                                                          MARKET VALUE
 TRANSPORTATION: 1.4%
 $ 8,640,000 Canadian Pacific Ltd., 9.45%, 8/1/21(d)               $  10,007,193
   6,479,998 Consolidated Rail Corp., 6.76%, 5/25/15                   6,359,794
  12,390,000 Consolidated Rail Corp., 9.75%, 6/15/20                  14,873,947
  46,289,733 Union Pacific Corp., 6.33%, 1/2/20                       44,198,826
                                                                   -------------
                                                                      75,439,760
 UTILITIES: 0.3%
  17,125,000 PG&E National Energy Group, Inc., 10.375%,
              5/16/11(e)                                              17,164,045
                                                                   -------------
                                                                     711,186,523

 INTERNATIONAL AGENCY: 0.3%
  17,545,000 Inter-American Development Bank, 7.125%, 3/15/23,
              Callable 2003(d)                                        17,364,813
                                                                   -------------
                                                                      17,364,813
                                                                   -------------
 Total Fixed-Income Securities (cost $1,741,277,685)               1,781,427,939
                                                                   -------------


SHORT-TERM INVESTMENTS: 6.7%
--------------------------------------------------------------------------------

   27,104,385 SSGA Prime Money Market Fund                            27,104,385
  239,299,000 State Street Repurchase Agreement, 3.85%, 7/2/01
               (collateralized by U.S. Treasury securities value
               $244,088,730)                                         239,299,000
   50,000,000 U.S. Treasury Bills, 8/30/01                            49,705,000
   50,000,000 U.S. Treasury Bills, 3.542%, 12/6/01                    49,236,333
                                                                    ------------
Total Short-Term Investments (cost $365,344,718)                     365,344,718
                                                                    ------------

TOTAL INVESTMENTS (cost $4,631,981,861)                 99.6%      5,412,912,474
OTHER ASSETS LESS LIABILITIES                            0.4          19,469,641
                                                       -----      --------------
TOTAL NET ASSETS                                       100.0%     $5,432,382,115
                                                       -----      --------------

(a)  Non-income producing
(b)  Cumulative Preferred Securities
(c)  CMO: Collateralized Mortgage Obligation
     REMIC: Real Estate Mortgage Investment Conduit
(d)  Foreign securities denominated in U.S. dollars
(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery.

7 / Dodge & Cox Balanced Fund     See accompanying Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                   June 30, 2001
Assets:
Investments, at market value
 (identified cost $4,631,981,861)                                 $5,412,912,474
Receivable for investments sold                                       34,762,930
Receivable for paydowns on mortgage-backed securities                    152,760
Receivable for Fund shares sold                                       12,340,166
Dividends and interest receivable                                     31,692,874
Prepaid expenses                                                          38,356
                                                                  --------------
                                                                  $5,491,899,560
                                                                  --------------
Liabilities:
Payable for investments purchased                                     23,771,963
Payable for Fund shares redeemed                                      32,913,200
Management fees payable                                                2,242,414
Accounts payable                                                         589,868
                                                                  --------------
                                                                      59,517,445
                                                                  --------------
Net Assets                                                        $5,432,382,115
                                                                  --------------
Net Assets Consist of:
Paid in capital                                                   $4,562,087,234
Accumulated undistributed net investment income                          282,403
Accumulated undistributed net realized gain on investments            89,081,866
Net unrealized appreciation on investments                           780,930,612
                                                                  --------------
                                                                  $5,432,382,115
                                                                  --------------
Beneficial shares outstanding (par value
 $0.01 each, unlimited shares authorized)                             82,000,211
Net asset value per share                                         $        66.25

Statement of Operations
--------------------------------------------------------------------------------
                                                  Six Months Ended June 30, 2001
Investment Income:
Dividends (net of foreign taxes of $228,008)                      $   33,096,228
Interest                                                              67,184,703
                                                                   -------------
                                                                     100,280,931
                                                                   -------------
Expenses:
Management fees (Note 2)                                              12,726,878
Custodian and fund accounting fees                                       114,542
Transfer agent fees                                                      586,547
Professional fees                                                         17,818
Shareholder reports                                                       78,907
Registration fees                                                         25,454
Trustees' fees (Note 2)                                                    9,071
Miscellaneous                                                             33,090
                                                                   -------------
                                                                      13,592,307
                                                                   -------------
Net Investment Income                                                 86,688,624
                                                                   -------------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                     89,081,866
 Net unrealized appreciation on investments                          179,776,528
                                                                   -------------
 Net realized and unrealized
  gain on investments                                                268,858,394
                                                                   -------------
Net Increase in Net Assets from Operations                         $ 355,547,018
                                                                   -------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                Six Months Ended     Year Ended
                                                   June 30, 2001  Dec. 31, 2000
Operations:
Net investment income                            $   86,688,624  $  177,836,950
Net realized gain                                    89,081,866     548,257,962
Net unrealized appreciation (depreciation)          179,776,528     (57,596,567)
                                                -------------------------------
Net increase in net assets from operations          355,547,018     668,498,345
                                                -------------------------------
Distributions to Shareholders From:
Net investment income                               (87,648,193)   (179,395,979)
Net realized gain                                   (45,825,459)   (658,348,012)
                                                -------------------------------
Total distributions                                (133,473,652)   (837,743,991)
                                                -------------------------------
Beneficial Share Transactions:
Amounts received from sale of shares                998,156,745     900,615,440
Net asset value of shares issued in
 reinvestment of distributions                      129,889,578     818,089,030
Amounts paid for shares redeemed                   (826,847,197) (1,778,311,810)
                                                -------------------------------
Net increase (decrease) from beneficial
 share transactions                                 301,199,126     (59,607,340)
                                                -------------------------------
Total increase (decrease) in net assets             523,272,492    (228,852,986)
Net Assets:
Beginning of year                                 4,909,109,623   5,137,962,609
                                                -------------------------------
End of year (including undistributed net
 investment income of $282,403 and
 $1,241,972, respectively)                       $5,432,382,115  $4,909,109,623
                                                -------------------------------
Shares sold                                          15,300,033      13,870,176
Shares issued in reinvestment of distributions        2,032,989      12,896,147
Shares redeemed                                     (12,740,667)    (27,547,646)
                                                -------------------------------
Net increase (decrease) in shares outstanding         4,592,355        (781,323)
                                                -------------------------------

See accompanying Notes to Financial Statements     Dodge & Cox Balanced Fund / 8

Notes to Financial Statements
-------------------------------------------------------------------------------
Note 1

Dodge & Cox Balanced Fund (the "Fund") is a separate series of Dodge & Cox Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversi-fied, open-end management investment company. The Fund consistently follows ac-counting policies which are in conformity with accounting principles generally accepted in the United States of America. Significant accounting policies are as follows: (a) Security valuation: stocks are valued at the latest quoted sales prices as of the close of the New York Stock Exchange or, if no sale, then a representative price within the limits of the bid and ask prices for the day; a security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security; long-term debt securities are priced on the basis of valuations fur-nished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; short-term securities are val-ued at amortized cost which approximates current value; all securities held by the Fund are denominated in U.S. Dollars. (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securities sold are determined on the basis of identified cost. (d) Dividend and interest income are recorded on the accrual basis. Premiums and discounts on debt securities purchased are amortized and accreted, respective-ly, to interest income over the lives of the respective securities. (e) Distri-butions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. (f) The Fund may en-ter into repurchase agreements which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation. (g) No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to com-ply with requirements for regulated investment companies.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. In November 2000, the AICPA issued its revised audit and accounting guidance for investment companies which is effective beginning January 1, 2001. The impact of the adoption of this guidance is not material to the financial statements.

Note 2

Under a written agreement, the Fund pays an annual management fee of 1/2 of 1% of the Fund's average daily net asset value to Dodge & Cox, investment manager of the Fund. All officers and six of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remu-neration to its officers or trustees.

Note 3

For the six months ended June 30, 2001, purchases and sales of securities, other than short-term securities, aggregated $603,868,591 and $591,166,359, re-spectively, of which U.S. government obligations aggregated $124,313,495 and $128,554,207, respectively. At June 30, 2001, the cost of investments for fed-eral income tax purposes was equal to the cost for financial reporting purpos-es. Net unrealized appreciation aggregated $780,930,612, of which $881,663,683 represented appreciated securities and $100,733,071 represented depreciated se-curities.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

9 / Dodge & Cox Balanced Fund

Financial Highlights
----------------------------------------------------------------------------------------
SELECTED DATA AND RATIOS
(for a share outstanding            Six Months
throughout each period)          Ended June 30,                  Year Ended December 31,
----------------------------------------------------------------------------------------
                                           2001     2000    1999    1998    1997    1996
Net asset value, beginning of period     $63.42   $65.71  $65.22  $66.78  $59.82  $54.60
Income from investment operations:
 Net investment income                     1.09     2.45    2.24    2.24    2.21    1.98
 Net realized and unrealized gain          3.43     6.95    5.45    2.17   10.24    5.92
                                      --------------------------------------------------
 Total from investment operations          4.52     9.40    7.69    4.41   12.45    7.90
                                      --------------------------------------------------
Distributions to shareholders from:
 Net investment income                   (1.10)   (2.47)  (2.22)  (2.23)  (2.22)  (1.99)
 Net realized gain                        (.59)   (9.22)  (4.98)  (3.74)  (3.27)   (.69)
                                     --------------------------------------------------
 Total distributions                     (1.69)  (11.69)  (7.20)  (5.97)  (5.49)  (2.68)
                                     --------------------------------------------------
Net asset value, end of period          $66.25   $63.42  $65.71  $65.22  $66.78  $59.82
                                     --------------------------------------------------
Total return                              7.25%   15.13%  12.06%   6.70%  21.21%  14.75%

Ratios/supplemental data:
 Net assets, end of
  period (millions)                     $5,432   $4,909  $5,138  $5,693  $5,077  $3,630
 Ratio of expenses to
  average net assets                       .53%*    .53%    .53%    .54%    .55%    .56%
 Ratio of net investment
  income to
  average net assets                      3.38%*   3.70%   3.18%   3.29%   3.39%   3.60%
 Portfolio turnover rate                    12%      23%     17%     26%     32%     17%
----------------------------------------------------------------------------------------

*Annualized
                                                  Dodge & Cox Balanced Fund / 10

Officers and Trustees
--------------------------------------------------------------------------------
Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

This report reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. The Fund's portfolio composition may change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.; Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

        D O D G E & C O X                       D O D G E & C O X
        -----------------                       -----------------
           Income Fund
                                                   Income Fund
                                                 Established 1989

        Investment Manager
           Dodge & Cox
        One Sansome Street
             35th Floor
    San Francisco, California
            94104-4443
          (415) 981-1710

     For Fund literature and
  information, please visit the
       Funds' web site at:
       www.dodgeandcox.com

        or write or call:
        Dodge & Cox Funds
c/o Boston Financial Data Services
          P.O. Box 8422
      Boston, Massachusetts
            02266-8422
          (800) 621-3979

This report is submitted for the                Semi-Annual Report
   general information of the                     June 30, 2001
    shareholders of the Fund.
The report is not authorized for                       2001
  distribution to prospective
  investors in the Fund unless                    --------------
 it is accompanied by a current                   --------------
           prospectus.                            --------------



6/01 IF SAR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Income Fund had a total return of 1.3% for the quarter ended June 30, 2001 and 5.2% for the first half of 2001. These compared with total returns of 0.6% and 3.6%, respectively, for the Lehman Brothers Aggregate Bond Index (LBAG), a broad-based index composed of investment grade fixed-income se-curities. For the year ended June 30, 2001, the Fund had a total return of 12.55%, compared to the 11.23% return of the LBAG. Average annual total returns for longer periods are listed below. The Fund ended the quarter with total net assets of $1.2 billion and a cash position of 4%.

The Fixed-Income Environment in the Second Quarter

A weak domestic economy provided the economic backdrop for fixed-income markets in the second quarter. Domestic economic growth continues to be slow: first quarter Gross Domestic Product (GDP) was revised down to 1.2%, and estimates for second quarter GDP fall in the zero to one percent range. However, weakness in the manufacturing sector appears to be moderating as inventories are re-duced; unemployment remains relatively low at 4.5% despite layoffs; and con-sumer spending (67% of GDP) has been solid despite declines in consumer confi-dence.

The performance of the broad bond market in the second quarter was weak, as in-termediate and long-maturity Treasury rates rose. Three Federal Reserve easings--for a total reduction of 125 basis points (1 basis point = 1/100 of 1%) in the target Federal Funds rate--kept downward pressure on the yields of shorter-term U.S. Treasuries. The result of these opposing interest rate move-ments was a steeper U.S. Treasury yield curve.

Overall, corporate yield premiums (the difference between the interest rates of corporate and similar duration/1/ Treasury securities) narrowed by approxi-mately 25 basis points during the quarter, resulting in better relative perfor-mance. The Fund had better returns than its LBAG benchmark in the second quar-ter primarily due to a higher weighting in corporate bonds (40.7% weighting in the Fund vs. 22.7% for LBAG) and the outperformance of the Fund's corporate bond investments relative to the broad corporate sector. Specifically, the Fund's emphasis on finance and retail issuers, and longer duration corporate securities, boosted returns.

Similarly, the Fund's mortgage-backed security holdings (37.9% of the Fund vs. 35.1% of the LBAG) fared well relative to the overall mortgage-backed security sector, contributing to good performance.

Finding Stability in Mortgage-Backed Securities

Mortgage-backed securities have been and remain an important component of the Fund's portfolio. The primary uncertainty about future returns in residential mortgage-backed securities involves when, and at what rate, mortgage holders will prepay their mortgages. High levels of prepayments typically occur when mortgage rates drop and homeowners refinance their mortgages. Conversely, low rates of prepayment are associated with higher interest rates and/or low levels of housing activity. Prepayment rates that are markedly different from expecta-tions can negatively impact security performance. We utilize extensive quanti-tative and qualitative analyses to help us identify mortgage-backed securities that have less prepayment risk and, therefore, exhibit greater cash flow sta-bility. This analysis has proven invaluable in the recent market environment.

As an example, during the quarter we purchased $31,000,000 par value, or 2.5% of the Fund, of Fannie Mae Grantor Trust Series 2001-T4 at a yield premium of 194 basis points versus comparable, 4.5-year maturity, U.S. Treasury securi-ties. The mortgage loans underlying the Fannie Mae Grantor Trust are from bor-rowers who have poor credit histories; however, Fannie Mae mitigates the in-vestor's risk of lending to mortgage borrowers with impaired credit histories by guaranteeing the timely payment of principal and interest on these certifi-cates./2/ The fact that the borrowers have had past delinquency problems makes it much more difficult for them to refinance in the future: mortgage-backed se-curities consisting of these loans have exhibited greater cash flow stability in the past. We believe that this stability, combined with an attractive yield premium, makes a compelling investment opportunity. Please note that this secu-rity is discussed as an example of our investment process, not because we be-lieve it is necessarily more attractive than the Fund's other investments.

1 / Dodge & Cox Income Fund

--------------------------------------------------------------------------------

Looking Ahead: the Potential for Inflation

At the start of the quarter, low levels of interest rates and our concerns about future inflation prompted us to shorten the duration of the portfolio. At the quarter end, the Fund's duration was 4.18 years vs. 4.75 years for the LBAG, compared to 4.41 years vs. 4.57 years for the LBAG at the beginning of the quarter. Our concern about future inflation can be characterized as fol-lows: we have no reason to believe that inflation will become a near-term prob-lem given the weakness in the economy. But in the long term, we do not possess the confidence that many other fixed-income investors have that inflation will continue to be so low as not to be a problem.

In line with this concern over inflation, we maintain the Fund's 6% weighting in Treasury Inflation Protected Securities (TIPs), which we believe offer relatively cheap inflation protection. However, we recently altered the composition of these holdings, favoring those with 10-year maturities over 30-year ones.

Both of these moves are examples of our gradualist approach and our long-term investment horizon. We make small incremental changes in the portfolio. We do not make large rapid changes in duration or in sector weightings.

As always, we welcome your comments and questions, and appreciate your confidence in our firm as a shareholder of the Dodge & Cox Income Fund. For the Board of Trustees,

/s/ Harry R. Hagey        /s/ A. Horton Shapiro
------------------------  -------------------------------------------
Harry R. Hagey, Chairman  A. Horton Shapiro, Executive Vice President

July 31, 2001

Ten Years of Investment Performance
--------------------------------------------------------------------------------
through June 30, 2001 (in thousands)

                       [PERFORMANCE GRAPH APPEARS HERE]

                                    10 years          10 years
                                   Income Fund          LBAG
                                   -----------        --------
                6/30/1991            $10,000           $10,000
                6/30/1992            $11,561           $11,404
                6/30/1993            $13,206           $12,823
                6/30/1994            $13,240           $12,831
                6/30/1995            $14,790           $14,160
                6/30/1996            $15,495           $14,870
                6/30/1997            $16,791           $16,084
                6/30/1998            $18,650           $17,780
                6/30/1999            $19,410           $18,558
                6/30/2000            $19,920           $19,173
                6/30/2001            $22,422           $21,327

Average annual total return for periods ended June 30, 2001

                                                      1 Year  5 Years  10 Years
--------------------------------------------------------------------------------
Dodge & Cox Income Fund                                12.55%    7.66%     8.40%
Lehman Brothers Aggregate Bond Index (LBAG)            11.23     7.48      7.87
--------------------------------------------------------------------------------

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or in-terest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

/1/ Duration is a measure of price sensitivity to changes in interest rates.

/2/ The Fund's yield and share price are not guaranteed and may vary with market conditions.


                                                     Dodge & Cox Income Fund / 2

Fund Information                                          June 30, 2001
-----------------------------------------------------------------------

General Information
-----------------------------------------------------------------------
Net Asset Value Per Share                                        $12.03
Total Net Assets (millions)                                      $1,236
30-Day SEC Yield/1/                                                6.35%
2000 Expense Ratio                                                 0.46%
2000 Portfolio Turnover                                              34%
Fund Inception Date                                                1989

Investment Manager: Dodge & Cox, San Francisco.
Managed by the Fixed-Income Strategy Committee, whose ten members' average tenure is 13 years, and by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 23 years.

Asset Allocation
-----------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Fixed-Income Securities:                                           96.0%
Cash Equivalents                                                    4.0%

Fixed-Income Characteristics
-----------------------------------------------------------------------
Number of Fixed-Income Securities                                   129
Average Quality                                                      AA
Average Maturity                                              9.5 years
Effective Duration                                           4.18 years

Sector Breakdown                                              % of Fund
-----------------------------------------------------------------------
U.S. Treasury and Government Agency                                14.3
Federal Agency CMO and REMIC/2/                                    16.2
Federal Agency Mortgage Pass-Through                               21.7
Asset-Backed                                                        3.1
Corporate                                                          40.7
Cash Equivalents                                                    4.0

Maturity Breakdown                                            % of Fund
-----------------------------------------------------------------------
0-1 Years to Maturity                                               7.8
1-5                                                                40.1
5-10                                                               33.6
10-15                                                               3.5
15-20                                                               2.6
20-25                                                               3.0
25 and Over                                                         9.4

Credit Quality Ratings                                        % of Fund
-----------------------------------------------------------------------
U.S. Government & Government Agencies                              52.2
Aaa/AAA                                                             3.1
Aa/AA                                                               0.0
A/A                                                                16.2
Baa/BBB                                                            19.6
Ba/BBB                                                              4.9
Cash Equivalents                                                    4.0
-----------------------------------------------------------------------


/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ Collateralized Mortgage Obligation and Real Estate Mortgage Investment
    Conduit.

3 / Dodge & Cox Income Fund

Portfolio of Investments                                           June 30, 2001
--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES: 96.0%
--------------------------------------------------------------------------------
 PAR VALUE                                                          MARKET VALUE
 U.S. TREASURY AND GOVERNMENT AGENCY: 14.3%
 U.S. TREASURY: 11.6%
 $ 8,065,226 U.S. Treasury Inflation-Indexed Bond, 3.625%,
              4/15/28                                               $  8,256,775
   9,419,855 U.S. Treasury Inflation-Indexed Bond, 3.875%,
              4/15/29                                                 10,085,085
  32,145,289 U.S. Treasury Inflation-Indexed Notes, 3.875%,
              1/15/09                                                 33,199,976
  27,000,000 U.S. Treasury Notes, 6.375%, 9/30/01                     27,164,430
   4,000,000 U.S. Treasury Notes, 6.625%, 4/30/02                      4,088,880
   8,700,000 U.S. Treasury Notes, 6.25%, 2/15/03                       8,975,964
  28,000,000 U.S. Treasury Notes, 6.75%, 5/15/05                      29,811,040
  21,788,829 U.S. Treasury Inflation-Indexed Notes, 3.50%,
              1/15/11                                                 21,870,537
                                                                    ------------
                                                                     143,452,687
 GOVERNMENT AGENCY: 2.7%
   5,553,296 Govt. Small Business Admin. 504 Series 97-20E,
              7.30%, 5/1/17                                            5,795,730
   5,513,137 Govt. Small Business Admin. 504 Series 97-20J,
              6.55%, 10/1/17                                           5,573,842
   5,281,771 Govt. Small Business Admin. 504 Series 98-20C,
              6.35%, 3/1/18                                            5,288,185
   6,399,587 Govt. Small Business Admin. 504 Series 98-20H,
              6.15%, 8/1/18                                            6,336,184
   5,052,720 Govt. Small Business Admin. 504 Series 99-20C,
              6.30%, 3/1/19                                            5,030,643
   4,920,007 Govt. Small Business Admin. 504 Series 99-20I,
              7.30%, 9/1/19                                            5,132,066
                                                                    ------------
                                                                      33,156,650
                                                                    ------------
                                                                     176,609,337
 FEDERAL AGENCY CMO AND REMIC(a): 16.2%
   2,972,890 Federal Home Loan Mtge. Corp., 7.10%, 11/15/06            2,976,606
   4,281,170 Federal Home Loan Mtge. Corp., 8.00%, 4/15/07             4,436,363
   9,800,000 Federal Home Loan Mtge. Corp., 6.50%, 2/15/08            10,020,500
  13,284,798 Federal Home Loan Mtge. Corp., 6.00%, 8/15/08            13,471,582
  20,100,000 Federal Home Loan Mtge. Corp., 6.00%, 10/15/08           20,049,750
  40,000,000 Federal Home Loan Mtge. Corp., 6.00%, 11/15/08           40,650,000
  20,000,000 Federal Home Loan Mtge. Corp., 6.50%, 4/15/22            20,275,000
  10,000,000 Federal Home Loan Mtge. Corp., 6.00%, 6/17/22             9,790,600
  31,250,000 Federal Natl. Mtge. Assn., 7.00%, 3/25/21                31,943,125
  17,000,000 Federal Natl. Mtge. Assn., 6.25%, 3/25/23                17,239,020

 PAR VALUE                                                          MARKET VALUE
 $ 9,000,000 Federal Natl. Mtge. Assn., 6.00%, 6/25/23              $  8,749,620
  12,616,000 Veterans Affairs Vendee Mtge. Trust, 7.00%, 6/15/10      12,958,903
   5,983,442 Veterans Affairs Vendee Mtge. Trust, 7.25%, 7/15/16       6,000,256
   1,963,665 Veterans Affairs Vendee Mtge. Trust, 8.00%, 7/15/18       1,969,183
                                                                    ------------
                                                                     200,530,508
 FEDERAL AGENCY MORTGAGE PASS-THROUGH: 21.7%
       1,405 Federal Home Loan Mtge. Corp., 7.00%, 1/1/03                  1,407
         359 Federal Home Loan Mtge. Corp., 6.00%, 10/1/03                   358
     557,859 Federal Home Loan Mtge. Corp., 8.00%, 12/1/03               567,549
       7,102 Federal Home Loan Mtge. Corp., 7.00%, 3/1/06                  7,124
      33,918 Federal Home Loan Mtge. Corp., 7.00%, 9/1/06                 34,261
     126,891 Federal Home Loan Mtge. Corp., 7.25%, 1/1/08                127,824
      86,664 Federal Home Loan Mtge. Corp., 8.00%, 1/1/08                 88,332
     137,339 Federal Home Loan Mtge. Corp., 8.00%, 1/1/08                142,585
      82,671 Federal Home Loan Mtge. Corp., 7.50%, 10/1/08                85,345
   2,635,770 Federal Home Loan Mtge. Corp., 7.00%, 11/1/08             2,700,004
     156,184 Federal Home Loan Mtge. Corp., 8.00%, 5/1/09                160,588
      37,047 Federal Home Loan Mtge. Corp., 8.25%, 5/1/09                 38,370
     272,836 Federal Home Loan Mtge. Corp., 8.00%, 8/1/09                282,587
   8,026,967 Federal Home Loan Mtge. Corp., 6.50%, 2/1/11              8,082,192
  14,279,371 Federal Home Loan Mtge. Corp., 7.00%, 12/1/11            14,649,635
   6,853,179 Federal Home Loan Mtge. Corp., 7.00%, 3/1/12              6,996,616
  17,734,871 Federal Home Loan Mtge. Corp., 6.50%, 4/1/12             18,017,388
      11,243 Federal Home Loan Mtge. Corp., 6.50%, 6/1/12                 11,311
  12,662,209 Federal Home Loan Mtge. Corp., 6.50%, 11/1/14            12,709,692
  15,949,608 Federal Home Loan Mtge. Corp., 7.90%, 2/1/21             16,688,553
   9,451,572 Federal Natl. Mtge. Assn., 6.825%, 5/1/06                 9,784,776

See accompanying Notes to Financial Statements      Dodge & Cox Income Fund / 4

Portfolio of Investments                                           June 30, 2001
--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES (continued)
--------------------------------------------------------------------------------
 PAR VALUE                                                          MARKET VALUE
 FEDERAL AGENCY MORTGAGE PASS-THROUGH (continued)
 $    30,429 Federal Natl. Mtge. Assn., 7.50%, 9/1/07               $     31,323
   2,708,809 Federal Natl. Mtge. Assn., 7.50%, 9/1/07                  2,792,375
     529,868 Federal Natl. Mtge. Assn., 6.25%, 12/1/07                   532,109
   6,948,234 Federal Natl. Mtge. Assn., 7.00%, 7/1/08                  7,106,098
   9,707,444 Federal Natl. Mtge. Assn., 5.90%, 12/1/08                 9,559,434
   7,397,868 Federal Natl. Mtge. Assn., 6.50%, 12/1/08                 7,471,847
  12,322,042 Federal Natl. Mtge. Assn., 5.50%, 6/1/09                 12,132,283
   5,975,661 Federal Natl. Mtge. Assn., 6.50%, 7/1/09                  6,040,497
   2,294,920 Federal Natl. Mtge. Assn., 8.00%, 8/1/10                  2,393,739
  10,575,584 Federal Natl. Mtge. Assn., 7.00%, 12/1/10                10,787,096
     289,027 Federal Natl. Mtge. Assn., 7.50%, 2/1/11                    299,461
   7,905,689 Federal Natl. Mtge. Assn., 7.00%, 12/1/11                 8,063,802
     868,268 Federal Natl. Mtge. Assn., 8.00%, 1/1/12                    906,428
      68,673 Federal Natl. Mtge. Assn., 6.50%, 1/1/13                     69,277
  11,424,567 Federal Natl. Mtge. Assn., 7.50%, 11/1/14                11,799,407
   7,080,764 Federal Natl. Mtge. Assn., 7.15%, 10/1/15                 7,223,128
   1,093,151 Federal Natl. Mtge. Assn., 8.00%, 8/1/22                  1,144,617
  30,426,767 Fannie Mae Grantor Trust, 7.50%, 7/25/41                 31,433,588
   2,101,648 Govt. Natl. Mtge. Assn., 7.25%, 2/15/06                   2,165,559
   2,911,219 Govt. Natl. Mtge. Assn., 7.50%, 7/15/07                   3,009,123
   9,707,848 Govt. Natl. Mtge. Assn., 7.00%, 4/15/09                   9,976,853
   9,887,180 Govt. Natl. Mtge. Assn., 6.50%, 7/15/09                  10,031,434
   5,233,615 Govt. Natl. Mtge. Assn., 7.50%, 9/15/17                   5,403,341
   1,196,378 Govt. Natl. Mtge. Assn., 7.80%, 6/15/20                   1,246,339
     909,246 Govt. Natl. Mtge. Assn., 7.80%, 7/15/20                     947,217
     961,160 Govt. Natl. Mtge. Assn., 7.80%, 7/15/20                   1,001,298
   2,687,461 Govt. Natl. Mtge. Assn., 7.80%, 8/15/20                   2,799,689
   1,494,930 Govt. Natl. Mtge. Assn., 7.80%, 9/15/20                   1,557,359
     762,155 Govt. Natl. Mtge. Assn., 7.80%, 10/15/20                    793,982
     895,498 Govt. Natl. Mtge. Assn., 7.80%, 11/15/20                    932,894
   1,156,254 Govt. Natl. Mtge. Assn., 7.80%, 1/15/21                   1,204,540
   3,266,127 Govt. Natl. Mtge. Assn., 7.80%, 1/15/21                   3,402,520
   3,307,296 Veterans Affairs Vendee Mtge. Trust, 9.292%,
              5/15/25                                                  3,593,575
   9,098,532 Veterans Affairs Vendee Mtge. Trust, 8.095%,
              10/15/27                                                 9,502,234
                                                                    ------------
                                                                     268,530,963
 ASSET-BACKED SECURITIES: 3.1%
  16,220,000 CA Infrastructure and Econ. Dev. Bank Special
              Purpose Trust PGE-1 Rate Reduction Ctf. 1997-1
              A-7, 6.42%, 9/25/08                                     16,569,864
  12,700,000 CA Infrastructure and Econ. Dev. Bank Special
              Purpose Trust SCE-1 Rate Reduction Ctf. 1997-1
              A-6, 6.38%, 9/25/08                                     12,822,133
   9,000,000 ComEd Transitional Funding Trust Notes Series 1998-1
              Class A-4, 5.39%, 6/25/05                                9,067,500
                                                                    ------------
                                                                      38,459,497

 PAR VALUE                                                          MARKET VALUE
 CORPORATE: 40.7%
 INDUSTRIAL: 21.5%
 $25,000,000 American Home Products Corp., 6.70%, 3/15/11           $ 24,733,250
  18,000,000 Dana Corp., 7.00%, 3/1/29                                13,140,000
  15,542,000 Dillard's, Inc., 7.13%, 8/1/18                           12,549,232
  20,650,000 Eastman Chemical Co., 7.25%, 1/15/24                     17,312,754
  22,500,000 Ford Motor Credit Co., 6.875%, 2/1/06                    22,936,050
   6,000,000 HCA-The Healthcare Company, 8.75%, 9/1/10                 6,375,000
   4,000,000 HCA-The Healthcare Company, 7.875%, 2/1/11                4,035,000
  13,750,000 Lockheed Martin Corp., 7.65%, 5/1/16                     13,993,375
  10,000,000 Lockheed Martin Corp., 7.75%, 5/1/26                     10,167,000
  13,500,000 Masco Corp., 6.75%, 3/15/06                              13,635,675
   5,000,000 May Department Stores, 7.625%, 8/15/13                    5,252,250
   7,500,000 May Department Stores, 7.875%, 8/15/36, Callable
              2016                                                     7,595,250
  13,600,000 Nordstrom, Inc., 8.95%, 10/15/05                         14,514,328
  20,000,000 Raychem Corp., 7.20%, 10/15/08                           20,166,600
  10,025,000 Raytheon Co., 6.75%, 8/15/07                              9,714,426
  12,500,000 Raytheon Co., 6.75%, 3/15/18                             11,106,875
  17,250,000 Time Warner Entertainment,
              8.375%, 7/15/33                                         18,587,910
  15,584,000 Walt Disney Co., 7.55%, 7/15/93,
              Callable 2023                                           15,817,760
  10,000,000 Xerox Corp., 5.50%, 11/15/03                              8,100,000
   5,000,000 Xerox Corp., 7.20%, 4/1/16                                3,275,000
  15,500,000 Xerox Corp., 6.25%, 11/15/26, Putable 2003 and 2008      12,555,000
                                                                    ------------
                                                                     265,562,735
 FINANCE: 13.8%
  10,750,000 Bank One Capital III, 8.75%, 9/1/30(b)                   11,630,210
  12,500,000 Bank One Corp., 7.625%, 8/1/05                           13,216,500
   9,850,000 Bank of Tokyo-Mitsubishi Ltd., 8.40%, 4/15/10(c)         10,575,058
   6,375,000 BankAmerica Capital II, 8.00%, 12/15/26, Callable
              2006(b)                                                  6,362,122
  10,000,000 CIGNA Corp., 7.00%, 1/15/11                               9,919,900
   1,000,000 CIGNA Corp., 7.65%, 3/1/23                                  998,870
   5,730,000 Citicorp Capital Trust I, 7.933%, 2/15/27, Callable
              2007(b)                                                  5,865,916
  21,000,000 EOP Operating Limited Partnership, 8.375%, 3/15/06       22,557,360
   4,000,000 First Nationwide Bank, 10.00%, 10/1/06                    4,369,640
  23,075,000 GMAC, 8.875%, 6/1/10, Putable 2005                       25,921,763

5 / Dodge & Cox Income Fund       See accompanying Notes to Financial Statements

Portfolio of Investments                                           June 30, 2001
--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES (continued)
--------------------------------------------------------------------------------
 PAR VALUE                                                          MARKET VALUE
 CORPORATE (continued)
 $     4,500,000 Hartford Financial Services Group,
                  8.30%, 12/1/01                                  $    4,574,565
      10,900,000 Hartford Financial Services Group,
                  6.375%, 11/1/02                                     11,092,821
      12,500,000 Health Net, Inc., 8.375%, 4/15/11(d)                 12,479,250
       7,500,000 Republic New York Corp., 7.20%, 7/15/97               6,863,325
      10,500,000 Safeco Corp., 7.875%, 3/15/03                        10,713,150
      12,500,000 Unumprovident Corp., 7.625%, 3/1/11                  12,820,750
                                                                  --------------
                                                                     169,961,200
 TRANSPORTATION: 4.5%
      14,056,635 Burlington Northern Santa Fe Railway,
                  7.57%, 1/2/21                                       14,619,322
       7,087,000 Canadian Pacific Ltd., 9.45%, 8/1/21(c)               8,208,447
       7,150,000 Consolidated Rail Corp., 9.75%, 6/15/20               8,583,432
       6,730,686 Union Pacific Corp., 6.85%, 1/2/19                    6,640,899
      17,829,486 Union Pacific Corp., 6.70%, 2/23/19                  17,545,640
                                                                  --------------
                                                                      55,597,740
 UTILITIES: 0.9%
      11,500,000 PG&E National Energy Group, Inc.,
                  10.375%, 5/16/11(d)                                 11,526,220
                                                                  --------------
                                                                     502,647,895
                                                                  --------------
 Total Fixed-Income Securities (cost $1,171,369,549)               1,186,778,200
                                                                  --------------

SHORT-TERM INVESTMENTS: 2.7%
--------------------------------------------------------------------------------
 PAR VALUE                                                          MARKET VALUE
 $  6,212,171 SSgA Prime Money Market Fund                        $    6,212,171
   27,814,000 State Street Repurchase Agreement,
               3.85%, 7/2/01 (collateralized by U.S. Treasury
               securities value $28,371,038)                          27,814,000
                                                                  --------------
 Total Short-Term Investments (cost $34,026,171)                      34,026,171
                                                                  --------------

TOTAL INVESTMENTS (cost $1,205,395,720)                 98.7%      1,220,804,371
OTHER ASSETS LESS LIABILITIES                            1.3          15,462,607
                                                       -----      --------------
TOTAL NET ASSETS                                       100.0%     $1,236,266,978
                                                       -----      --------------

(a) CMO: Collateralized Mortgage Obligation
    REMIC: Real Estate Mortgage Investment Conduit
(b) Cumulative Preferred Securities
(c) Foreign securities denominated in U.S. dollars
(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to Financial Statements       Dodge & Cox Income Fund / 6

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                   June 30, 2001
Assets:
Investments, at market value
 (identified cost $1,205,395,720)                                 $1,220,804,371
Receivable for investments sold                                       30,637,061
Receivable for paydowns on
 mortgage-backed securities                                               57,501
Receivable for Fund shares sold                                        4,491,613
Interest receivable                                                   17,744,918
Prepaid expenses                                                           3,799
                                                                  --------------
                                                                  $1,273,739,263
                                                                  --------------
Liabilities:
Payable for investments purchased                                     30,115,408
Payable for Fund shares redeemed                                       6,712,202
Management fees payable                                                  417,484
Accounts payable                                                         227,191
                                                                  --------------
                                                                      37,472,285
                                                                  --------------
Net Assets                                                        $1,236,266,978
                                                                  --------------
Net Assets Consist of:
Paid in capital                                                   $1,215,380,587
Accumulated undistributed net investment income                        1,811,715
Accumulated undistributed net realized gain on investments             3,666,025
Net unrealized appreciation on investments                            15,408,651
                                                                  --------------
                                                                  $1,236,266,978
                                                                  --------------
Beneficial shares outstanding (par value $0.01 each, unlimited
 shares authorized)                                                  102,772,427
Net asset value per share                                         $        12.03

Statement of Operations
--------------------------------------------------------------------------------
                                                  Six Months Ended June 30, 2001
Investment Income:
Interest                                                             $40,687,254
                                                                     -----------
Expenses:
Management fees (Note 2)                                               2,353,412
Custodian and fund accounting fees                                        36,285
Transfer agent fees                                                      123,399
Professional fees                                                         19,583
Shareholder reports                                                       33,981
Registration fees                                                         94,758
Trustees' fees (Note 2)                                                    9,071
Miscellaneous                                                              6,335
                                                                     -----------
                                                                       2,676,824
                                                                     -----------
Net Investment Income                                                 38,010,430
                                                                     -----------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                      3,666,025
 Net unrealized appreciation on investments                           13,928,958
                                                                     -----------
 Net realized and unrealized gain on investments                      17,594,983
                                                                     -----------
Net Increase in Net Assets from Operations                           $55,605,413
                                                                     -----------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                               Six Months Ended    Year Ended
                                                 June 30, 2001    Dec. 31, 2000
Operations:
Net investment income                           $   38,010,430   $   64,302,247
Net realized gain                                    3,666,025        2,255,549
Net unrealized appreciation                         13,928,958       31,817,451
                                               --------------------------------
Net increase in net assets from operations          55,605,413       98,375,247
                                               --------------------------------
Distributions to Shareholders From:
Net investment income                              (36,683,308)     (64,967,127)
Net realized gain                                   (1,907,085)         (76,925)
                                               --------------------------------
Total distributions                                (38,590,393)     (65,044,052)
                                               --------------------------------
Beneficial Share Transactions:
Amounts received from sale of shares               381,597,267      318,293,848
Net asset value of shares issued in
 reinvestment of distributions                      32,042,865       50,164,032
Amounts paid for shares redeemed                  (215,169,953)    (354,969,666)
                                               --------------------------------
Net increase from beneficial share
 transactions                                      198,470,179       13,488,214
                                               --------------------------------
Total increase in net assets                       215,485,199       46,819,409

Net Assets:
Beginning of year                                1,020,781,779      973,962,370
                                               --------------------------------
End of year (including undistributed net
 investment income of $1,811,715 and
 $484,593, respectively)                        $1,236,266,978   $1,020,781,779
                                               --------------------------------
Shares sold                                         31,406,076       27,558,492
Shares issued in reinvestment of
 distributions                                       2,655,852        4,355,143
Shares redeemed                                    (17,773,520)     (30,888,164)
                                               --------------------------------
Net increase in shares outstanding                  16,288,408        1,025,471
                                               --------------------------------

7 / Dodge & Cox Income Fund       See accompanying Notes to Financial Statements

Notes to Financial Statements
-------------------------------------------------------------------------------
Note 1

Dodge & Cox Income Fund (the "Fund") is a separate series of Dodge & Cox Funds (the "Trust"). The Trust is organized as a Delaware business trust and is reg-istered under the Investment Company Act of 1940, as amended, as a diversi-fied, open-end management investment company. The Fund consistently follows accounting policies which are in conformity with accounting principles gener-ally accepted in the United States of America. Significant accounting policies are as follows: (a) Security valuation: long-term debt securities are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques; securi-ties for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; short-term securities are valued at amortized cost which approxi-mates current value; all securities held by the Fund are denominated in U.S. Dollars. (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securities sold are determined on the basis of identified cost. (d) Interest income is recorded on the ac-crual basis. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respec-tive securities. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. (f) The Fund may enter into repurchase agreements which involve the pur-chase of securities from a counterparty with a simultaneous commitment to re-sell the securities at an agreed-upon date and price. In the event of default by the counterparty, the Fund has the contractual right to liquidate the secu-rities and to apply the proceeds in satisfaction of the obligation. (g) No provision for federal income taxes has been included in the accompanying fi-nancial statements since the Fund intends to distribute all of its taxable in-come and otherwise continue to comply with requirements for regulated invest-ment companies.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. In November 2000, the AICPA issued its revised audit and accounting guidance for investment companies which is effective beginning January 1, 2001. The impact of the adoption of this guidance is not material to the fi-nancial statements.

Note 2

Under a written agreement, the Fund pays an annual management fee of 5/10 of 1% of the Fund's average daily net asset value up to $100 million and 4/10 of 1% of the Fund's average daily net asset value in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net asset value for the year. All officers and six of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affili-ated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are di-vided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

For the six months ended June 30, 2001, purchases and sales of securities, other than short-term securities, aggregated $507,555,415 and $308,513,214, respectively, of which U.S. government obligations aggregated $325,176,147 and $220,067,288 respectively. At June 30, 2001, the cost of investments for fed-eral income tax purposes was equal to the cost for financial reporting purpos-es. Net unrealized depreciation aggregated $15,408,651, of which $26,323,628 represented appreciated securities and $10,914,977 represented depreciated se-curities.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

                                                    Dodge & Cox Income Fund / 8

Financial Highlights
---------------------------------------------------------------------------------------------------------------
SELECTED DATA AND RATIOS
(for a share
outstanding throughout                   Six Months
each period)                           Ended June 30,                    Year Ended December 31,
---------------------------------------------------------------------------------------------------------------
                                            2001         2000        1999         1998        1997        1996
Net asset value,
beginning of period                       $11.80       $11.40      $12.25       $12.08      $11.68      $12.02

Income from investment
operations:
 Net investment income                       .38          .77         .72          .72         .73         .74
 Net realized and
  unrealized gain (loss)                     .23          .41        (.82)         .23         .40        (.34)
                                        -----------------------------------------------------------------------
 Total from investment
  operations                                 .61         1.18        (.10)         .95        1.13         .40
                                        -----------------------------------------------------------------------
Distributions to
shareholders from:
 Net investment income                      (.37)        (.78)       (.71)        (.72)       (.73)       (.74)
 Net realized gain                          (.01)          --        (.04)        (.06)         --          --
                                        -----------------------------------------------------------------------
 Total distributions                        (.38)        (.78)       (.75)        (.78)       (.73)       (.74)
                                        -----------------------------------------------------------------------
Net asset value, end of
period                                    $12.03       $11.80      $11.40       $12.25      $12.08      $11.68
                                        -----------------------------------------------------------------------
Total return                                5.19%       10.70%       (.81)%       8.08%      10.00%       3.62%
Ratios/supplemental
data:
 Net assets, end of
  period (millions)                       $1,236       $1,021        $974         $952        $705        $533
 Ratio of expenses to
  average net assets                         .46%*        .46%        .46%         .47%        .49%        .50%
 Ratio of net investment
  income to
  average net assets                        6.54%*       6.67%       6.10%        6.00%       6.32%       6.65%
 Portfolio turnover rate                      27%          34%         24%          35%         28%         37%
---------------------------------------------------------------------------------------------------------------

*Annualized

9 / Dodge & Cox Income Fund

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                    Dodge & Cox Income Fund / 10

Officers and Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

This report reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. The Fund's portfolio composition may change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.

         D O D G E & C O X                      D O D G E & C O X
         -----------------                      -----------------
     International Stock Fund
                                             International Stock Fund
                                                 Established 2001

        Investment Manager
           Dodge & Cox
        One Sansome Street
            35th Floor
    San Francisco, California
            94104-4443
          (415) 981-1710

     For Fund literature and
  information, please visit the
       Funds' web site at:
       www.dodgeandcox.com

        or write or call:
        Dodge & Cox Funds
c/o Boston Financial Data Services
          P.O. Box 8422
      Boston, Massachusetts
            02266-8422
          (800) 621-3979

This report is submitted for the                Semi-Annual Report
   general information of the                      June 30, 2001
    shareholders of the Fund.
The report is not authorized for                        2001
  distribution to prospective
  investors in the Fund unless                     --------------
 it is accompanied by a current                    --------------
           prospectus.                             --------------



6/01 ISF SAR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

We would like to welcome you as a shareholder of the Dodge & Cox International Stock Fund and thank you for your confidence in our efforts.

Since its inception on May 1, 2001 the Fund has returned -2.9% compared to -7.5% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), a widely recognized benchmark of the world's stock markets, excluding the United States*. The Fund had total assets of $10.1 million and a cash position of 7.1% at quarter-end.

Our Investment Approach

As a long-term investor, we think of ourselves as a part owner of a business, with a focus on thorough individual company research to assess the company's earnings and cash flow prospects in relation to its current valuation. Our team of global analysts has carefully researched each of the Fund's investments. As part of our due diligence, we typically meet with company management, interview key competitors, along with key suppliers and customers, and utilize external research by industry and country experts at brokerage houses and consulting firms. We also believe in the benefits of diversification. The International Stock Fund is currently invested in 45 companies in 17 countries with representation in all major economic sectors and geographic regions.

Investment Strategy

Our individual company selection has resulted in an emphasis on the industrial commodities sector representing 18.9% of the Fund's assets. Within the industrial commodities sector, the Fund's holdings are broad-based, with investments in steel, chemical, and diversified mineral companies across the globe. Examples in the portfolio include: BHP Billiton, a diversified mining company based in Australia; Pohang Iron & Steel, a low-cost integrated steel producer based in South Korea; and BASF, the world's largest integrated chemical company, based in Germany. We believe that the current valuations of the Fund's holdings reflect overly pessimistic views about the earnings potential of these companies in light of concerns about worldwide economic growth prospects. In looking at industry fundamentals during the past decade, we are encouraged by restrained capital spending (moderate supply additions) and meaningful restructuring to cut costs. Thus, we believe that the future earnings and cash generating power of these companies could be attractive, especially in relation to their depressed valuations.

Two Examples of Our Approach

We would like to highlight two of the Fund's 45 holdings to further illustrate our investment approach: Petrobras, a Brazilian oil company, and Suzuki, a Japanese manufacturer of motorcycles and cars. Please note that these holdings are discussed as examples of our approach, not because we believe they are necessarily more attractive than the Fund's other investments.

 . Petroleo Brasileiro S.A. or Petrobras is an integrated oil company, based in Brazil, with U.S.$27 billion in annual revenues. It is in transition from a government-owned and managed enterprise to a private company with a listing on the New York Stock Exchange. We believe that Petrobras is attractively valued in relation to reserves ($4 per barrel of oil equivalent reserves) and cash flow (roughly 4 times operating cash flow). Moreover, the company has the opportunity to grow its production 7-9% per year--well above the growth prospects for the major oil companies--based on its significant oil reserves. Meetings with senior management, along with "on-the-ground" due diligence in Brazil, lead us to believe that the company is being run to generate an economic return on its investment. At quarter-end, Petrobras represented 2.8% of the Fund's assets.

 . Japan-based Suzuki is the world's third largest motorcycle manufacturer and one of the largest minicar makers. We believe that Suzuki is well positioned to benefit from the rapid growth of minicars in the developing world with leading market shares and a geographically diverse manufacturing base. As a low-cost producer, the company is profitable in its minicar operations, whereas many integrated car manufacturers lose money in this segment. General Motors currently owns 20% of the company, with an option to buy more, underscoring the importance of the minicar market in securing a foothold in the developing world. At quarter-end, Suzuki represented 2.6% of the Fund's assets.

Why Invest Internationally?

We believe that the long-term prospects for international equity investing are attractive. Roughly half of the world's market capitalization is domiciled outside of the United States. Many of the companies in this group are attractively valued with above-average growth prospects stemming from factors such as competitive cost positions, leadership positions in their business areas, broad geographic reach, and a growing focus on shareholder value.

1 / Dodge & Cox International Stock Fund

-----------------------------------------------------------------------

A growing focus on shareholder value is not insignificant, in our view, as international markets offer an attractive opportunity to participate in the early stages of a revolution in corporate governance. Since the mid-1990s, there has been an acceleration in the pace of globalization and adoption of free market economies abroad. Increasingly, companies are not only competing globally with one another for customers, but also for capital. While companies domiciled in the United States are well into the later stages of re-engineering themselves to be more shareholder-oriented, many international companies have just begun. Therefore, for those pioneering companies, we believe there is a long-term opportunity to re-direct investments, and pursue new growth opportunities that could fundamentally improve their profit structure, and consequently, their public market value.

Developing countries such as Mexico and Brazil are adopting capital market reforms aimed at improving corporate governance and the treatment of minority shareholders. In more established economies, changes are afoot as well. Countries such as Germany are eliminating corporate capital gains taxes, and Japan is requiring marking-to-market of banks' securities holdings, with the result that "cross-shareholdings" will be significantly reduced. Cross-shareholdings are essentially large investments by "friendly" banks, customers and suppliers whose interests are in preserving their business relationships, rather than in maximizing the performance of their investment. As the discipline of the capital markets increases, fewer and fewer enterprises can operate in isolation from economic reality, and thus company managements are increasingly working on behalf of the long-term shareholder.

In Closing

The International Stock Fund is the fourth mutual fund Dodge & Cox has established in seventy years. We believe that our investment approach-- constructing a diversified portfolio of long-term investments based on individual company research combined with a strong price discipline--will benefit our shareholders over the long-term.

As always, we welcome your comments and questions, and we appreciate your confidence in our firm as a shareholder of the Dodge & Cox International Stock Fund.

For the Board of Trustees,

/s/ Harry R. Hagey                   /s/ John A. Gunn
------------------------             -----------------------
Harry R. Hagey, Chairman             John A. Gunn, President

July 31, 2001

* Expense reimbursements have been in effect for the International Stock Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower.

  The Morgan Stanley Capital International Europe, Australasia. Far East Index (MSCI EAFE) is a widely recognized benchmark of the world's stock markets, excluding the United States. The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

                                        Dodge & Cox International Stock Fund / 2

Fund Information                                                   June 30, 2001
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                 $19.43
Total Net Assets (millions)                                                  $10
30-Day SEC Yield/1/                                                        1.99%
Expense Ratio/2/                                                           0.90%
Fund Inception Date                                                         2001

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose six members' average tenure at Dodge & Cox is 14 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Stocks:                                                                    92.9%
Cash Equivalents:                                                           7.1%

Stock Characteristics
--------------------------------------------------------------------------------
Number of Stocks                                                              45
Median Market Capitalization                                        $4.9 billion
Price-to-Earnings Ratio/3/                                                 12.5x
Price-to-Book Value                                                         1.6x

Region Diversification                                                 % of Fund
--------------------------------------------------------------------------------
Europe (ex. United Kingdom)                                                 31.8
Japan                                                                       20.9
United Kingdom                                                               9.6
Pacific (ex. Japan)                                                         11.7
Latin America                                                               14.9
Canada                                                                       4.0

Ten Largest Holdings                                                   % of Fund
--------------------------------------------------------------------------------
NOVA Chemicals (Canada)                                                      3.2
CNH Global N.V. (Netherlands)                                                3.2
Ultrapar Participacoes S.A. ADR (Brazil)                                     3.1
Oce N.V. (Netherlands)                                                       3.0
Unibanco Uniao de Bancos Brasileiros GDR (Brazil)                            3.0
News Corp. Ltd. (Australia)                                                  2.9
Kikkoman (Japan)                                                             2.8
Petroleo Brasileiro S.A. ADR (Petrobras) (Brazil)                            2.8
BASF AG (Germany)                                                            2.7
Svenska Cellulosa A.B. (Sweden)                                              2.7

Ten Largest Industries                                                 % of Fund
--------------------------------------------------------------------------------
Chemicals                                                                   13.5
Consumer Products                                                           13.0
Consumer Durables                                                           11.2
Banking                                                                     10.9
Energy                                                                       7.5
Machinery & Equipment                                                        7.5
Metals & Mining                                                              5.4
Pharmaceutical & Medical Products                                            4.5
Telephone                                                                    4.4
Electrical & Aerospace                                                       3.7

/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ For the fiscal years ending December 31, 2001 and 2002, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. The agreement is renewable annually thereafter and is subject to 30 days prior written notice for termination by either party. Without reimbursement, the annualized expense ratio for the period May 1, 2001, through June 30, 2001, would have been 2.40%.

/3/ Price-to-earnings ratio is calculated using fiscal year-end earnings and excludes extraordinary items.

3 / Dodge & Cox International Stock Fund

Portfolio of Investments                                           June 30, 2001
--------------------------------------------------------------------------------
COMMON STOCKS: 79.2%
--------------------------------------------------------------------------------
SHARES                                                              MARKET VALUE

CONSUMER: 24.2%
CONSUMER PRODUCTS: 13.0%
 42,000 Kikkoman Corp. (Japan)                                      $    279,529
 12,600 Svenska Cellulosa A.B. (Sweden)                                  267,111
439,000 Goodman Fielder Ltd. (Australia)                                 262,873
  4,000 Fuji Photo Film Co., Ltd. (Japan)                                172,560
 41,800 Tate & Lyle PLC (United Kingdom)                                 164,827
 38,500 Kimberly-Clark de Mexico-A (Mexico)                              113,991
    700 Unilever N.V. ADR* (Netherlands)                                  41,699
                                                                    ------------
                                                                       1,302,590
CONSUMER DURABLES: 11.2%
 20,000 Suzuki Motor Corp. (Japan)                                       266,217
 18,000 Electrolux AB (Sweden)                                           249,149
 35,000 Makita Corp. (Japan)                                             220,592
  2,300 Honda Motor Ltd. Sponsored ADR* (Japan)                          202,377
 22,800 Desc, S.A. de C.V. Sponsored ADR* (Mexico)                       191,976
                                                                    ------------
                                                                       1,130,311
                                                                    ------------
                                                                       2,432,901
INDUSTRIAL COMMODITIES: 15.8%
CHEMICALS: 10.4%
 15,200 NOVA Chemicals Corp. (Canada)                                    325,514
  6,900 BASF AG (Germany)                                                272,489
 46,000 Kemira OYJ (Finland)                                             233,896
 36,300 Imperial Chemical Industries PLC (United Kingdom)                213,176
                                                                    ------------
                                                                       1,045,075
METALS AND MINING: 5.4%
 12,000 Rio Tinto PLC (United Kingdom)                                   213,273
  2,300 Pohang Iron & Steel (South Korea)                                183,929
 14,379 BHP Billiton Ltd. (Australia)                                     78,107
 13,500 BHP Ltd. (Australia)                                              71,542
                                                                    ------------
                                                                         546,851
                                                                    ------------
                                                                       1,591,926
GENERAL INDUSTRIAL: 11.2%
MACHINERY & EQUIPMENT: 7.5%
 54,500 CNH Global N.V.* (Netherlands)                                   323,185
 49,000 Komatsu Ltd. (Japan)                                             224,746
178,000 Kidde PLC (United Kingdom)                                       204,302
                                                                    ------------
                                                                         752,233
ELECTRICAL & AEROSPACE: 3.7%
  7,200 Alstom (France)                                                  200,500
 53,000 Rolls Royce PLC (United Kingdom)                                 175,030
                                                                    ------------
                                                                         375,530
                                                                    ------------
                                                                       1,127,763


SHARES                                                              MARKET VALUE

FINANCE: 7.9%
BANKING: 7.9%
 27,900 Banco Santander Central Hispania (Spain)                    $    252,989
 28,300 Mitsubishi Tokyo Financial Group, Inc. ADR* (Japan)              239,418
 27,000 DBS Group Holdings Ltd. (Singapore)                              198,573
  2,800 Banco Latinoamericano de Exportaciones ADR* (Panama)             102,956
                                                                    ------------
                                                                         793,936
TECHNOLOGY: 5.5%
BUSINESS SERVICES: 3.0%
 28,900 Oce N.V. (Netherlands)                                           303,692
CONSUMER ELECTRONICS: 2.5%
  3,800 Sony Corp. ADR* (Japan)                                          250,040
                                                                    ------------
                                                                         553,732
ENERGY: 4.7%
  4,300 Norsk Hydro A.S. ADR* (Norway)                                   183,610
 11,800 Stolt Offshore S.A+ (Norway)                                     150,509
  1,000 Total Fina Elf (France)                                          140,168
                                                                    ------------
                                                                         474,287
HEALTHCARE: 4.5%
PHARMACEUTICAL & MEDICAL PRODUCTS: 4.5%
  5,900 Akzo Nobel NV (Netherlands)                                      249,998
    370 Sulzer A.G. (Switzerland)                                        117,807
211,500 Pacific Dunlop Ltd. (Australia)                                   90,615
                                                                    ------------
                                                                         458,420
TRANSPORTATION: 2.9%
 12,000 Stolt-Nielsen S.A. (Norway)                                      212,226
  2,000 Canadian Pacific Ltd.* (Canada)                                   77,500
                                                                    ------------
                                                                         289,726
UTILITIES: 2.5%
TELEPHONE: 2.5%
     48 Nippon Telegraph & Telephone Corp. (Japan)                       250,180
                                                                    ------------
Total Common Stocks (cost $8,353,585)                                  7,972,871
                                                                    ------------
PREFERRED STOCKS: 13.7%
--------------------------------------------------------------------------------

INDUSTRIAL COMMODITIES: 3.1%
CHEMICALS: 3.1%
  41,400 Ultrapar Participacoes S.A. ADR* (Brazil)                       310,500

FINANCE: 3.0%
BANKING: 3.0%
 11,900 Unibanco Uniao de Bancos Brasileiros S.A.
          Sponsored GDR* (Brazil)                                        302,855

See accompanying Notes to
Financial Statements                    Dodge & Cox International Stock Fund / 4

Portfolio of Investments                                           June 30, 2001
--------------------------------------------------------------------------------
PREFERRED STOCKS (continued)
--------------------------------------------------------------------------------

SHARES                                                              MARKET VALUE

CONSUMER: 2.9%
MEDIA AND LEISURE: 2.9%
    36,346 News Corp. Ltd. Preferred Ordinary (Australia)                292,348
ENERGY: 2.8%
    11,900 Petroleo Brasileiro S.A. ADR* (Brazil)                        278,341

UTILITIES: 1.9%
TELEPHONE: 1.9%
    26,300 Embratel Participacoes ADR* (Brazil)                          196,724
                                                                    ------------
Total Preferred Stocks (cost $1,520,883)                               1,380,768
                                                                    ------------
SHORT-TERM INVESTMENTS: 11.3%
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE

$   49,185 SSgA Prime Money Market Fund                             $     49,185
 1,088,000 State Street Repurchase Agreement,
             3.85%, 7/2/01 (collateralized by U.S.Treasury
             securities, value $1,110,790)                             1,088,000
                                                                    ------------
 Total Short-Term Investments (cost $1,137,185)                        1,137,185
                                                                    ------------

TOTAL INVESTMENTS (cost $11,011,653)                     104.2%      10,490,824
OTHER ASSETS LESS LIABILITIES                             (4.2)        (420,896)
                                                         -----      -----------
TOTAL NET ASSETS                                         100.0%     $10,069,928
                                                         -----      -----------

+  Non-income producing
*  Securities denominated in U.S. Dollars

                                                       See accompanying Notes to
5 / Dodge & Cox International Stock Fund                    Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                              June 30, 2001
Assets:
Investments, at market value (identified cost $11,011,653)          $10,490,824
Cash denominated in foreign currency (identified cost $1,777)             1,776
Receivable for Fund shares sold                                          61,949
Dividends and interest receivable                                        13,640
Prepaid expenses                                                          1,377
Expense reimbursement receivable                                          9,585
                                                                    -----------
                                                                    $10,579,151
                                                                    -----------
Liabilities:
Payable for investments purchased                                       491,662
Payable for Fund shares redeemed                                          2,380
Accounts payable                                                         15,181
                                                                    -----------
                                                                        509,223
                                                                    -----------
Net Assets                                                          $10,069,928
                                                                    -----------
Net Assets Consist of:
Paid in capital                                                     $10,582,686
Accumulated undistributed net investment income                           9,572
Accumulated undistributed net realized loss on foreign currency
 transactions                                                            (1,500)
Net unrealized depreciation on investments and foreign currency        (520,830)
                                                                    -----------
                                                                    $10,069,928
                                                                    -----------
Beneficial shares outstanding (par value $0.01 each, unlimited
 shares authorized)                                                     518,231
Net asset value per share                                           $     19.43

Statement of Operations
--------------------------------------------------------------------------------
                                    Period May 1, 2001 through June 30, 2001
Investment Income:
Dividends (net of foreign taxes of $1,652)                            $  13,321
Interest                                                                  5,630
                                                                      ---------
                                                                         18,951
                                                                      ---------
Expenses:
Management fees (Note 2)                                                  6,253
Custodian and fund accounting fees                                        5,626
Transfer agent fees                                                       4,928
Professional fees                                                         3,694
Shareholder reports                                                         480
Registration fees                                                         1,306
Trustees' fees (Note 2)                                                   2,925
Miscellaneous                                                                 5
                                                                      ---------
Total expenses                                                           25,217
                                                                      ---------
Expenses reimbursed by investment manager (Note 2)                      (15,838)
                                                                      ---------
Net expenses                                                              9,379
                                                                      ---------
Net Investment Income                                                     9,572
                                                                      ---------
Realized and Unrealized Loss on Investments:
 Net realized loss on foreign currency transactions                      (1,500)
 Net unrealized depreciation on investments and foreign currencies     (290,971)
                                                                      ---------
 Net realized and unrealized loss on investments and foreign
  currency                                                             (292,471)
                                                                      ---------
Net Decrease in Net Assets from Operations                            $(282,899)
                                                                      ---------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                Period May 1, 2001 through June 30, 2001
Operations:
Net investment income                                               $     9,572
Net realized loss                                                        (1,500)
Net unrealized depreciation                                            (290,971)
                                                                    -----------
Net decrease in net assets from operations                             (282,899)
                                                                    -----------
Distributions to Shareholders From:
Net investment income                                                       --
Net realized gain                                                           --
                                                                    -----------
Total distributions                                                         --
                                                                    -----------
Beneficial Share Transactions:
Amounts received from sale of shares                                 10,399,683
Net asset value of shares issued in reinvestment of distributions           --
Amounts paid for shares redeemed                                        (46,856)
                                                                    -----------
Net increase from beneficial share transactions                      10,352,827
                                                                    -----------
Total increase in net assets                                         10,069,928
Net Assets:
Beginning of period                                                         --
                                                                    -----------
End of period (including undistributed net investment income
 of $9,572)                                                         $10,069,928
                                                                    -----------
Shares sold                                                             520,617
Shares issued in reinvestment of distributions                              --
Shares redeemed                                                          (2,386)
                                                                    -----------
Net increase in shares outstanding                                      518,231
                                                                    -----------

See accompanying Notes to
Financial Statements                    Dodge & Cox International Stock Fund / 6

Notes to Financial Statements
--------------------------------------------------------------------------------
Note 1

Dodge & Cox International Stock Fund (the "Fund") is a separate series of Dodge & Cox Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's predeces-sor, Dodge & Cox International Equity Fund, L.L.C. (the "LLC"), was organized on October 25, 1999 as a private investment company that converted into, and had the same investment manager as, the Fund. The Fund commenced operations on April 30, 2001 upon the transfer of assets from the LLC. This transaction was accomplished through a tax-free transfer of LLC assets valued at $3,912,644 (including $229,859 of unrealized depreciation) in exchange for 195,632 shares of the Fund. Immediately after the transfer, the LLC dissolved and the five equal owners of the LLC, who are officers and employees of Dodge & Cox and who are trustees of the Trust, became the initial shareholders of the Fund.

The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America. Sig-nificant accounting policies are as follows: (a) Security valuation: listed portfolio securities are valued at the last reported sales price on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask price; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; foreign securities are converted to U.S. dollars using pre-vailing exchange rates; short-term securities are valued at amortized cost which approximates current value. (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securi-ties sold are determined on the basis of identified cost. (d) Dividend and in-terest income are recorded on the accrual basis; certain dividends from for-eign securities may be recorded as soon as the Fund is informed of the divi-dend if such information is obtained subsequent to the ex-dividend date. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value computation on the ex-dividend date. (f) Foreign currency translation: investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end; purchases and sales of securities and income receipts are translated into U.S. dollars at the prevailing exchange rate on the re-spective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the differ-ence between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities. (g) The Fund may enter into forward foreign currency exchange contracts in order to reduce the exposure to changes in foreign currency exchange rates on the foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign curren-cies. (h) The Fund may enter into repurchase agreements which involve the pur-chase of securities from a counterparty with a simultaneous commitment to re-sell the securities at an agreed-upon date and price. In the event of default by the counterparty, the Fund has the contractual right to liquidate the secu-rities and to apply the proceeds in satisfaction of the obligation. (i) No provision for federal income taxes has been included in the accompanying fi-nancial statements since the Fund intends to distribute all of its taxable in-come and otherwise continue to comply with requirements for regulated invest-ment companies.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social insta-bility. These and other risk considerations are discussed in the Fund's Pro-spectus.

7 / Dodge & Cox International Stock Fund

Notes to Financial Statements
--------------------------------------------------------------------------------
Note 2

Under a written agreement, the Fund pays an annual management fee of 6/10 of 1% of the Fund's average daily net asset value to Dodge & Cox, investment manager of the Fund. For the fiscal years ending December 31, 2001 and 2002, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of expenses to average net assets at 9/10 of 1%. The agreement is renewable annually thereafter and is subject to 30 days written notice for termination by either party. All officers and six of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees. At June 30, 2001, five shareholders of the Fund, who own 41% of the Fund's outstanding shares, are officers and employees of Dodge & Cox and trustees of the Trust.

Note 3

For the two months ended June 30, 2001, purchases and sales of securities, other than short-term securities, aggregated $5,927,147 and $0, respectively. At June 30, 2001, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized depreciation aggregated $520,830, of which $264,306 represented appreciated securities and $785,136 represented depreciated securities and foreign currencies.

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

                                        Dodge & Cox International Stock Fund / 8

Financial Highlights
--------------------------------------------------------------------------------
                                        Period May 1, 2001 through June 30, 2001
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 20.00
Income from investment operations:
 Net investment income                                                    0.02
 Net realized and unrealized loss                                        (0.59)
                                                                       -------
 Total from investment operations                                        (0.57)
                                                                       -------
Distributions to shareholders from:
 Net investment income                                                     --
 Net realized gain                                                         --
                                                                       -------
 Total distributions                                                       --
                                                                       -------
Net asset value, end of period                                         $ 19.43
                                                                       -------
Total return                                                             (2.85)%
Ratios/supplemental data:
 Net assets, end of period (millions)                                  $    10
 Ratio of expenses to average net assets                                  0.90%*
 Ratio of expenses to average net assets, excluding reimbursement by
  investment manager                                                      2.40%*
 Ratio of net investment income to average net assets                     0.91%*
 Portfolio turnover rate                                                     0%

--------------------------------------------------------------------------------

*Annualized

9 / Dodge & Cox International Stock Fund

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                       Dodge & Cox International Stock Fund / 10

Officers and Trustees
--------------------------------------------------------------------------------

Harry R. Hagey, Chairman & Trustee
Chairman & CEO, Dodge & Cox

John A. Gunn, President & Trustee
President, Dodge & Cox

A. Horton Shapiro, Executive Vice President & Trustee
Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President & Trustee
Vice President, Dodge & Cox

Dana M. Emery, Vice President & Trustee
Senior Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President & Trustee
Senior Vice President, Dodge & Cox

L. Dale Crandall, Trustee
President, Kaiser Foundation Health Plan and Hospitals

Max Gutierrez, Jr., Trustee
Partner, Brobeck, Phleger & Harrison, Attorneys

Will C. Wood, Trustee
Principal, Kentwood Associates, Financial Advisers

John M. Loll, Treasurer & Asst. Secretary
Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer
Vice President, Secretary & General Counsel, Dodge & Cox

This report reflects our views, opinions and portfolio holdings as of June 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. The Fund's portfolio composition may change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Risks of International Investing: Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund's prospectus.

Morgan Stanley(R), Morgan Stanley Capital International, and EAFE(R) are trademarks of Morgan Stanley Dean Witter & Co.